UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21744

Name of Fund: FDP Series, Inc.

FDP BlackRock Franklin Templeton Total Return Fund

FDP BlackRock Invesco Value Fund

FDP BlackRock Janus Growth Fund

FDP BlackRock MFS Research International Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/2017

Date of reporting period: 11/30/2016

Item 1 – Report to Stockholders

NOVEMBER 30, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

FDP Series, Inc.

➢	FDP BlackRock MFS Research International Fund
➢	FDP BlackRock Janus Growth Fund
➢	FDP BlackRock Invesco Value Fund
➢	FDP BlackRock Franklin Templeton Total Return Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	NOVEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and the U.S. dollar strengthened considerably.

Financial markets had a rough start to the year. The strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and the political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

The U.S. presidential election brought another episode of vote-induced volatility in November. Equities fell sharply in response to Donald Trump’s victory, but quickly recovered and rallied. Interest rates moved higher (and bond prices lower) given expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.01%	8.06%
U.S. small cap equities (Russell 2000® Index)	15.37	12.08
International equities (MSCI Europe, Australasia, Far East Index)	(1.25)	(3.66)
Emerging market equities (MSCI Emerging Markets Index)	8.42	8.47
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.32
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(4.11)	(0.09)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.92)	2.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.82)	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.43	12.11
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2016	FDP BlackRock MFS Research International Fund

Investment Objective

FDP BlackRock MFS Research International Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2016, the Fund underperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, and its secondary benchmark, the MSCI All Country World (excluding U.S.) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•

During the six-month period, stock selection within the financial services sector detracted from relative performance. In terms of individual holdings, overweight positions in the hotel and restaurant operator Whitbread PLC (U.K.) and the pharmaceutical and diagnostic company Roche Holding AG (Switzerland), the lack of a position in the banking and financial services company HSBC Holdings PLC (U.K.), and overweights to the financial services firm Lloyds Banking Group PLC (U.K.) and the pharmaceutical company Novartis AG (Switzerland) detracted from performance.

•

Conversely, stock selection within the information technology (“IT”) sector was a key contributor to performance relative to the benchmark. The top individual contributions to returns relative to the benchmark came from an overweight position in the digital products manufacturer ARM Holdings PLC (U.K.), the Fund’s position in Taiwan Semiconductor Manufacturing Co. Ltd., the lack of a position in the pharmaceutical firm Novo Nordisk (Denmark), and overweights in the mining companies Rio Tinto PLC and BHP Billiton PLC (both U.K.). Additionally, although the sub-advisor does not actively manage currency within their strategy, the Fund’s currency exposure had a positive impact on relative performance.

Describe recent portfolio activity.

•

Within capital goods, the Fund favors stocks such as specialty machinery and chemical companies that the sub-advisor believes possess long-term growth prospects in their end markets. During the six-month period, trades were limited to relative valuation additions and the trimming of existing positions. Within consumer cyclicals, the Fund purchased shares of a major operator of Spanish airports, as the sub-advisor saw the potential to raise revenue from non-airline-related services such as car parking and retail outlets on an already well-invested capital base. In the financials sector, the Fund sold a Japanese insurance company and significantly trimmed exposure to one of the larger Japanese banks due to deteriorating earnings outlooks as Japan’s negative interest rate policy continues to impact profitability. However, the Fund did purchase a large Japanese credit card company that offers attractive longer-term growth prospects. Lastly, within IT, the Fund initiated positions in an attractively valued network security software company that provides favorable cash generation, and a semiconductor/consumer electronics company that trades below the average in its universe.

Describe portfolio positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where Fund management finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in Europe ex-U.K., Japan, Asia-Pacific ex-Japan, and the United Kingdom, while overweight in emerging markets and North America.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	NOVEMBER 30, 2016

FDP BlackRock MFS Research International Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.

[3]	The index is an unmanaged broad-based index that measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	The Index is a market capitalization index that measures performance in the developed and emerging market, excluding the United States.

Performance Summary for the Period Ended November 30, 2016

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.52)%	(4.89)%	N/A	3.56%	N/A	0.47%	N/A
Investor A	(1.61)	(5.16)	(10.14)%	3.31	2.20%	0.22	(0.32)%
Investor C	(2.02)	(5.93)	(6.87)	2.52	2.52	(0.54)	(0.54)
MSCI EAFE Index	(1.25)	(3.66)	N/A	5.62	N/A	0.72	N/A
MSCI All Country World (ex U.S.) Index	1.36	(0.03)	N/A	4.24	N/A	1.02	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$984.80	$5.82	$1,000.00	$1,019.20	$5.92	1.17%
Investor A	$1,000.00	$983.90	$7.06	$1,000.00	$1,017.95	$7.18	1.42%
Investor C	$1,000.00	$979.80	$10.82	$1,000.00	$1,014.14	$11.01	2.18%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2016	5

Fund Summary as of November 30, 2016	FDP BlackRock Janus Growth Fund

Investment Objective

FDP BlackRock Janus Growth Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

The main detractor from Fund performance for the period was stock selection in the health care, information technology (“IT”) and consumer discretionary sectors. In particular, health care stocks were hindered by political uncertainty throughout the period. Regarding individual health care names, positions in Bristol-Myers Squibb Co., Diplomat Pharmacy, Inc., Allergan PLC and athenahealth, Inc. detracted. Within IT, positions in salesforce.com, Inc. and Cognizant Technology Solutions Corp. detracted, while holdings in Lowe’s Companies, Inc., Tractor Supply Co. and Liberty Interactive Corp. QVC Group weighed on returns within consumer discretionary.

•

The largest contributors to performance came from stock selection in the industrials, telecommunication services (“telecom”) and consumer staples sectors. Within industrials, United Continental Holdings, Inc. was the strongest contributor after rebounding from prior weakness. Within telecom, the Fund’s single holding, T-Mobile International AG, was addi-

tive. In consumer staples, a lack of exposure to the benchmark’s weaker performers, including CVS Health Corp., Kimberly-Clark Corp., and Monster Beverage Corp. led to outperformance within that sector. Elsewhere, leading individual contributors included Microsoft Corp. and Apple, Inc. within IT.

Describe recent portfolio activity.

•

Within health care, the Fund slightly reduced its allocations in biotechnology and pharmaceuticals. In IT, the Fund increased its allocation in software and services companies, which the manager believes are positioned to benefit from an expansion in smart technologies, i.e., the so-called “Internet of things.” Conversely, the Fund reduced positions in interest rate sensitive companies such as insurance firms and real estate investment trusts. Likewise, the Fund lowered its weightings in many industrial names that could be negatively impacted by a strengthening U.S. dollar.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Growth Index, the Fund ended the period overweight in financials, health care, industrials and materials, and underweight in consumer discretionary, consumer staples, IT and telecom.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	NOVEMBER 30, 2016

FDP BlackRock Janus Growth Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund pursues its investment objective by investing primarily in common stocks of U.S. companies that have potential for growth. The Fund’s total return prior to January 30, 2016 are the returns of the Fund when it followed different investment strategies under the name Marsico Growth FDP Fund.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended November 30, 2016

		Average Annual Total Returns[2,4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.68%	(1.06)%	N/A	10.26%	N/A	5.50%	N/A
Investor A	1.53	(1.36)	(6.54)%	9.98	8.80%	5.24	4.68%
Investor C	1.22	(2.02)	(2.93)	9.15	9.15	4.45	4.45
Russell 1000® Growth Index	3.94	4.22	N/A	14.14	N/A	8.24	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,016.80	$5.31	$1,000.00	$1,019.80	$5.32	1.05%
Investor A	$1,000.00	$1,015.30	$6.57	$1,000.00	$1,018.55	$6.58	1.30%
Investor C	$1,000.00	$1,012.20	$10.39	$1,000.00	$1,007.37	$10.40	2.06%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2016	7

Fund Summary as of November 30, 2016	FDP BlackRock Invesco Value Fund

Investment Objective

FDP BlackRock Invesco Value Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2016, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

During the period, stock selection in financials, specifically within banks and diversified financial companies, had a positive impact on relative return. The sector included a number of the portfolio’s top contributors, including Morgan Stanley, Citigroup, Inc. and Bank of America Corp., all of which enjoyed strong performance as financials stocks gained momentum following the U.S election. Additionally, Morgan Stanley reported better-than-expected earnings due to cost-cutting measures and increased trading revenue. Strong stock selection within information technology (“IT”) also contributed significantly to relative performance. Specifically, holdings in eBay, Inc. in software and services and NetApp, Inc. in hardware and equipment were top performers. In addition, meaningful underweights to utilities and consumer staples and a lack of exposure to real estate aided relative performance, as these were lagging sectors within the Russell 1000 Value Index. The Fund has remained underweight in these sectors on the view that they became overvalued as investors sought yield in a low interest rate environment.

•

The use of currency forward contracts also had a significant positive impact on the Fund’s relative performance, mainly due to strength in the U.S. dollar compared with the foreign currencies in which the fund’s non-U.S.

holdings were denominated. Strong stock selection within energy added to relative return for the period as Devon Energy Corp. and BP PLC were top contributors. Another significant relative contribution within the sector came from not holding Exxon Mobil Corp., as the stock underperformed. Lastly, a material underweight to consumer staples driven largely by a lack of exposure to Philip Morris International Inc. added to relative return.

•

Stock selection within telecommunication services (“telecom”) detracted from relative performance for the period. In particular, a position in Frontier Communications Corp. underperformed as the stock posted double-digit losses.

Describe recent portfolio activity.

•

Toward the end of the period, the Fund’s notable new purchases included American International Group, Inc., Gilead Sciences, Inc., CVS Health Corp., CF Industries Holdings, Inc. and Biogen, Inc. Also near period end, the Fund exited Viacom, Inc., Roche Holding AG, Time Warner, Inc., Corning Inc., Kohl’s Corp. and Express Scripts Holdings Co.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in financials, energy, consumer discretionary and IT, and underweight in utilities, consumer staples, industrials, health care, materials and telecom. The Fund had no exposure to real estate.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	NOVEMBER 30, 2016

FDP BlackRock Invesco Value Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks (convertible securities).

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/ book ratios and lower forecasted growth values.

Performance Summary for the Period Ended November 30, 2016

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.74%	11.05%	N/A	13.87%	N/A	5.92%	N/A
Investor A	13.62	10.82	5.00%	13.58	12.36%	5.66	5.09%
Investor C	13.17	9.89	8.89	12.72	12.72	4.85	4.85
Russell 1000® Value Index	8.63	12.02	N/A	14.69	N/A	5.70	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,137.40	$5.09	$1,000.00	$1,020.31	$4.81	0.95%
Investor A	$1,000.00	$1,136.20	$6.43	$1,000.00	$1,019.05	$6.07	1.20%
Investor C	$1,000.00	$1,131.70	$10.47	$1,000.00	$1,015.24	$9.90	1.96%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2016	9

Fund Summary as of November 30, 2016	FDP BlackRock Franklin Templeton Total Return Fund

Investment Objective

FDP BlackRock Franklin Templeton Total Return Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long-term.

On December 14, 2016, the Board approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “FDP BlackRock CoreAlpha Bond Fund” and certain changes to Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. All of these changes are expected to become effective on or about March 10, 2017.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2016, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

During the period, the Fund’s exposure to corporate credit benefited performance. Its positioning within high yield corporate credit also had a positive impact on results. In addition, holdings in senior secured floating rate loans and Treasury inflation protected securities (“TIPS”) boosted performance, as did an allocation to non-agency residential mortgage-backed securities (“MBS”).

•

Conversely, the Fund’s yield curve positioning hindered results, particularly within the U.S. yield curve, as interest rates moved higher during the period. The Fund’s exposure to foreign currencies also detracted from performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased its allocation to non-agency residential MBS based on attractive valuations. The Fund also increased exposure to TIPS and senior secured floating rate loans. The Fund reduced its positioning within investment-grade corporate credit and commercial mortgage-backed securities (“CMBS”).

•

In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risks. If the Fund had not owned derivatives, the sub-advisor likely would have tried to obtain the same or similar exposure by using cash instruments (non-derivatives), which in many cases may have been less efficient. Overall, the use of derivatives had a positive impact on Fund returns for the period.

•

The Fund transacts in mortgage dollar rolls, which require future mortgage settlements. To meet forward liabilities, the Fund holds cash or invests in high quality, liquid assets. The Fund’s allocation in cash and cash equivalents did not materially impact performance during the period.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund ended the period overweight in many of the credit sectors, including most corporate credit, as well as securitized products such as CMBS and non-agency residential MBS. This was based on the sub-advisor’s belief that valuations remained relatively attractive on a longer-term basis. The Fund also maintained a slight overweight to select non-U.S. bonds and currencies. Lastly, the Fund was significantly underweight in U.S. Treasuries.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	NOVEMBER 30, 2016

FDP BlackRock Franklin Templeton Total Return Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans, municipal securities and futures with reference securities that are investment grade.

[3]

A widely recognized unmanaged market-weighted index which is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended November 30, 2016

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.76%	0.04%	1.86%	N/A	3.04%	N/A	4.31%	N/A
Investor A	2.41	0.02	1.71	(2.35)%	2.81	1.97%	4.06	3.64%
Investor C	1.96	(0.27)	1.14	0.17	2.24	2.24	3.48	3.48
Bloomberg Barclays U.S. Aggregate Bond Index	—	(0.92)	2.17	N/A	2.43	N/A	4.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,000.40	$3.46	$1,000.00	$1,021.61	$3.50	0.69%
Investor A	$1,000.00	$1,000.20	$4.66	$1,000.00	$1,020.41	$4.71	0.93%
Investor C	$1,000.00	$997.30	$7.51	$1,000.00	$1,017.55	$7.59	1.50%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2016	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares (for all Funds except FDP BlackRock Franklin Templeton Total Return Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for FDP BlackRock Franklin Templeton Total Return Fund are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor C Shares (for all Funds except FDP BlackRock Franklin Templeton Total Return Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for FDP BlackRock Franklin Templeton Total Return Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase.

•

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

•

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager did not waive or reimburse any fees or expenses under these arrangements during the six months ended November 30, 2016. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. The Manager has agreed to voluntarily waive 0.10% and 0.05% of its management fee payable by FDP BlackRock MFS Research International Fund and by FDP BlackRock Janus Growth Fund, respectively. The Manager has agreed to contractually waive its management fee payable by FDP BlackRock Janus Growth Fund in an amount equal to 0.05% of the FDP BlackRock Janus Growth Fund’s average daily net assets over $200 million. In addition, effective June 15, 2016, the Manager has agreed to voluntarily waive 0.05% of its management fee payable by FDP BlackRock Invesco Value Fund. Without such waivers, the performance of FDP BlackRock MFS Research International Fund, FDP BlackRock Janus Growth Fund and FDP BlackRock Invesco Value Fund would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waivers may be reduced or discontinued at any time. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	FDP SERIES, INC.	NOVEMBER 30, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2016 and held through November 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	13

Portfolio Information as of November 30, 2016

FDP BlackRock MFS Research International Fund
Ten Largest Holdings	Percent of Net Assets

Nestle SA, Registered Shares	3%
Roche Holding AG	3
Novartis AG, Registered Shares	3
Schneider Electric SE	2
Bayer AG, Registered Shares	2
UBS Group AG, Registered Shares	2
Linde AG	2
KDDI Corp.	2
Danone SA	2
Reckitt Benckiser Group PLC	2

Geographic Allocation	Percent of Net Assets

Japan	20%
Switzerland	16
United Kingdom	15
France	10
Germany	6
United States	5
Australia	4
Italy	3
Hong Kong	3
Netherlands	2
China	2
Other[1]	14

[1]	Other includes a 1% holding or less in each of the following countries: Belgium, Bermuda, Brazil, Canada, Greece, India, Ireland, Israel, Norway, Portugal, Singapore, South Korea, Spain and Taiwan.

FDP BlackRock Janus Growth Fund
Ten Largest Holdings	Percent of Net Assets

Alphabet, Inc., Class A	5%
Microsoft Corp.	4
Amazon.com, Inc.	3
Facebook, Inc., Class A	3
Comcast Corp., Class A	3
Apple, Inc.	2
Altria Group, Inc.	2
Visa, Inc., Class A	2
Amgen, Inc.	2
Adobe Systems, Inc.	2

Sector Allocation	Percent of Net Assets

Information Technology	31%
Consumer Discretionary	21
Health Care	17
Industrials	12
Consumer Staples	8
Materials	4
Financials	3
Real Estate	3
Telecommunication Services	1
Energy	1
Liabilities in Excess of Other Assets	(1)

14	FDP SERIES, INC.	NOVEMBER 30, 2016

Portfolio Information as of November 30, 2016 (concluded)

FDP BlackRock Invesco Value Fund
Ten Largest Holdings	Percent of Net Assets

Citigroup, Inc.	6%
JPMorgan Chase & Co.	5
Bank of America Corp.	4
Carnival Corp.	3
Suncor Energy, Inc.	3
Cisco Systems, Inc.	2
Morgan Stanley	2
MetLife, Inc.	2
Wells Fargo & Co.	2
Caterpillar, Inc.	2

Sector Allocation	Percent of Net Assets

Financials	34%
Energy	17
Consumer Discretionary	11
Health Care	10
Information Technology	10
Industrials	9
Consumer Staples	3
Short-Term Securities	3
Materials	2
Telecommunication Services	1
Utilities	1
Liabilities in Excess of Other Assets	(1)

FDP BlackRock Franklin Templeton Total Return Fund
Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	38%
U.S. Government Sponsored Agency Securities	23
Asset-Backed Securities	11
U.S. Treasury Obligations	11
Non-Agency Mortgage-Backed Securities	7
Foreign Agency Obligations	4
Floating Rate Loan Interests	3
Municipal Bonds	2
Preferred Securities	1
Common Stocks	—	[2]
Warrants	—	[2]
Other Interests	—	[2]

[1]	Total investments exclude options purchased and short-term securities.

[2]	Represents less than 1% of total investments.

FDP SERIES, INC.	NOVEMBER 30, 2016	15

Schedule of Investments November 30, 2016 (Unaudited)	FDP BlackRock MFS Research International Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 4.0%
AMP Ltd.	240,054	$831,359
APA Group (a)	155,257	911,903
Brambles Ltd.	149,180	1,296,443
Iluka Resources Ltd.	136,754	614,581
Oil Search Ltd.	155,448	746,726
Orica Ltd.	81,340	1,018,152

		5,419,164
Belgium — 1.1%
KBC Group NV	23,888	1,432,161
Bermuda — 0.7%
Hiscox Ltd.	69,902	915,569
Brazil — 0.5%
AMBEV SA — ADR	130,905	653,216
Canada — 1.0%
Element Fleet Management Corp.	57,801	481,926
Enbridge, Inc.	20,010	841,633

		1,323,559
China — 1.5%
Alibaba Group Holding Ltd. — ADR (b)	12,441	1,169,703
China Resources Gas Group Ltd.	300,000	888,647

		2,058,350
France — 9.5%
BNP Paribas SA	36,462	2,113,288
Danone SA	35,201	2,204,814
Engie SA	77,977	960,104
L’Oreal SA	11,770	2,002,578
Legrand SA	8,688	485,169
LVMH Moet Hennessy Louis Vuitton SE	9,993	1,814,882
Schneider Electric SE	40,986	2,720,513
Technip SA	7,230	500,995

		12,802,343
Germany — 6.3%
Bayer AG, Registered Shares	27,031	2,545,601
GEA Group AG	29,537	1,101,902
LEG Immobilien AG (b)	20,480	1,549,842
Linde AG	13,717	2,304,420
Symrise AG	16,267	987,686

		8,489,451
Greece — 0.4%
Hellenic Telecommunications Organization SA	55,513	504,566
Hong Kong — 2.6%
AIA Group Ltd.	354,200	2,156,754
Esprit Holdings Ltd. (b)	346,600	283,785
Techtronic Industries Co. Ltd.	261,000	1,016,409

		3,456,948
India — 1.0%
HDFC Bank Ltd. — ADR	20,996	1,354,662

Common Stocks	Shares	Value
Ireland — 0.5%
Paddy Power Betfair PLC	6,113	$640,297
Israel — 1.1%
Check Point Software Technologies Ltd. (b)	11,211	923,002
Mellanox Technologies, Ltd. (b)	14,774	612,382

		1,535,384
Italy — 3.4%
Cerved Information Solutions SpA	40,872	328,956
Enel SpA	313,593	1,266,182
Eni SpA	105,038	1,469,587
Intesa Sanpaolo SpA	696,535	1,534,959

		4,599,684
Japan — 20.2%
AEON Financial Service Co. Ltd.	81,000	1,363,887
Daikin Industries Ltd.	20,100	1,911,060
Japan Tobacco, Inc.	55,200	1,913,706
KDDI Corp.	87,900	2,301,696
Koito Manufacturing Co. Ltd.	22,600	1,196,310
Kubota Corp.	128,600	1,982,796
Mitsubishi Corp.	36,900	807,333
Mitsui Fudosan Co. Ltd.	62,000	1,488,694
Nippon Paint Holdings Co. Ltd.	30,500	981,155
Nomura Research Institute Ltd.	16,310	559,409
Ryohin Keikaku Co. Ltd.	3,100	613,064
Santen Pharmaceutical Co. Ltd.	146,500	1,803,790
Shionogi & Co. Ltd.	16,700	796,918
Softbank Group Corp.	21,200	1,267,882
Sumitomo Mitsui Financial Group, Inc.	48,400	1,825,370
Sundrug Co. Ltd.	17,400	1,219,168
Terumo Corp.	11,800	419,942
Toto Ltd.	41,700	1,622,496
USS Co. Ltd.	103,100	1,668,548
Yamato Holdings Co. Ltd.	66,600	1,345,170

		27,088,394
Netherlands — 2.3%
ABN AMRO Group NV CVA (c)	48,774	1,053,893
Akzo Nobel NV	32,394	2,019,238

		3,073,131
Norway — 1.3%
DNB ASA	116,757	1,718,315
Portugal — 0.7%
Galp Energia SGPS SA	74,511	1,008,372
Singapore — 0.7%
Broadcom Ltd.	5,262	897,118
South Korea — 1.5%
NAVER Corp.	1,266	863,720
Samsung Electronics Co. Ltd.	741	1,102,739

		1,966,459
Spain — 1.2%
Aena SA (c)	4,017	531,984

Portfolio Abbreviations

ADR	American Depositary Receipts	EUR	Euro	MYR	Malaysian Ringgit
ARB	Airport Revenue Bonds	GBP	British Pound	NZD	New Zealand Dollar
AUD	Australian Dollar	GO	General Obligation Bonds	OTC	Over-the-Counter
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	INR	Indian Rupee	RB	Revenue Bonds
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CLO	Collateralized Loan Obligation	KRW	South Korean Won	TBA	To Be Announced
EDA	Economic Development Authority	MXN	Mexican Peso	USD	U.S. Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock MFS Research International Fund

Common Stocks	Shares	Value
Spain (continued)
Amadeus IT Group SA	24,939	$1,129,516

		1,661,500
Switzerland — 16.2%
Dufry AG (b)	4,813	595,346
Julius Baer Group Ltd. (b)	20,447	901,507
Nestle SA, Registered Shares	66,648	4,485,318
Novartis AG, Registered Shares	60,071	4,140,199
Roche Holding AG	18,818	4,188,344
Schindler Holding AG, Participation Certificates	8,349	1,481,480
Sika AG, Bearer Shares	99	480,206
Swiss Re AG	13,009	1,196,604
UBS Group AG, Registered Shares	154,549	2,457,247
Zurich Insurance Group AG (b)	6,849	1,794,444

		21,720,695
Taiwan — 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	332,439	1,911,665
United Kingdom — 15.2%
Barclays PLC	706,388	1,901,999
BP PLC	370,708	2,150,486
BT Group PLC	256,223	1,142,853
Cairn Energy PLC (b)	190,115	499,166
Croda International PLC	34,254	1,397,032
GKN PLC	469,341	1,816,990
Just Eat PLC (b)	84,531	618,977
Lloyds Banking Group PLC	1,985,254	1,433,815
Reckitt Benckiser Group PLC	25,720	2,172,661
RELX NV	123,984	1,996,800
Rio Tinto PLC	56,671	2,138,249
Vodafone Group PLC	377,020	910,781
Whitbread PLC	19,577	847,629

Common Stocks	Shares		Value
United Kingdom (continued)
WPP PLC		64,611	$1,377,950

			20,405,388
United States — 4.8%
Aon PLC		13,643	1,556,666
Cognizant Technology Solutions Corp., Class A (b)		34,311	1,889,850
Mastercard, Inc., Class A		17,333	1,771,432
PriceSmart, Inc.		7,306	667,038
Yum China Holdings, Inc. (b)		18,489	519,911

			6,404,897
Total Long-Term Investments (Cost — $118,216,369) — 99.1%			133,041,288

Short-Term Securities		Par (000)
Time Deposits — 0.0%
Japan — 0.0%
Brown Brothers Harriman & Co., (0.36)%, 12/01/16	JPY	2,435	21,288
United States — 1.2%
Citibank N.A., 0.42%, 12/01/16	USD	1,666	1,666,382
Total Short-Term Securities (Cost — $1,687,670) — 1.2%			1,687,670
Total Investments (Cost — $119,904,039) — 100.3%			134,728,958
Liabilities in Excess of Other Assets — (0.3)%			(446,110)

Net Assets — 100.0%			$134,282,848

Notes to Schedule of Investments

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$5,419,164	—	$5,419,164
Belgium	—	1,432,161	—	1,432,161
Bermuda	—	915,569	—	915,569
Brazil	$653,216	—	—	653,216
Canada	1,323,559	—	—	1,323,559
China	1,169,703	888,647	—	2,058,350
France	—	12,802,343	—	12,802,343
Germany	—	8,489,451	—	8,489,451
Greece	—	504,566	—	504,566
Hong Kong	—	3,456,948	—	3,456,948
India	1,354,662	—	—	1,354,662
Ireland	—	640,297	—	640,297
Israel	1,535,384	—	—	1,535,384
Italy	—	4,599,684	—	4,599,684

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	17

Schedule of Investments (concluded)	FDP BlackRock MFS Research International Fund

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Japan	—	$27,088,394	—	$27,088,394
Netherlands	—	3,073,131	—	3,073,131
Norway	—	1,718,315	—	1,718,315
Portugal	—	1,008,372	—	1,008,372
Singapore	$897,118	—	—	897,118
South Korea	—	1,966,459	—	1,966,459
Spain	—	1,661,500	—	1,661,500
Switzerland	—	21,720,695	—	21,720,695
Taiwan	—	1,911,665	—	1,911,665
United Kingdom	—	20,405,388	—	20,405,388
United States	6,404,897	—	—	6,404,897
Short-Term Securities:
Time Deposits	—	1,687,670	—	1,687,670

Total	$13,338,539	$121,390,419	—	$134,728,958

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $315 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

18	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments November 30, 2016 (Unaudited)	FDP BlackRock Janus Growth Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.4%
Honeywell International, Inc.	6,498	$740,382
Northrop Grumman Corp.	5,310	1,325,642
Teledyne Technologies, Inc. (a)	6,893	860,729

		2,926,753
Airlines — 1.3%
United Continental Holdings, Inc. (a)	22,395	1,544,135
Auto Components — 0.7%
Delphi Automotive PLC	12,499	799,936
Beverages — 1.5%
Coca-Cola Co.	44,254	1,785,649
Biotechnology — 6.3%
Alder Biopharmaceuticals, Inc. (a)	21,174	498,648
Amgen, Inc.	14,381	2,071,871
Biogen, Inc. (a)	4,106	1,207,451
Celgene Corp. (a)	15,253	1,807,633
Ironwood Pharmaceuticals, Inc. (a)	62,507	975,422
Regeneron Pharmaceuticals, Inc. (a)	2,698	1,023,189

		7,584,214
Building Products — 1.1%
Allegion PLC	9,263	619,788
AO Smith Corp.	13,575	660,152

		1,279,940
Capital Markets — 1.2%
Blackstone Group LP	16,378	421,570
TD Ameritrade Holding Corp.	24,356	998,839

		1,420,409
Chemicals — 1.5%
Air Products & Chemicals, Inc.	9,971	1,440,427
PPG Industries, Inc.	3,958	379,691

		1,820,118
Communications Equipment — 0.7%
CommScope Holding Co., Inc. (a)	23,103	831,246
Construction Materials — 1.1%
Vulcan Materials Co.	10,641	1,337,042
Consumer Finance — 0.7%
Synchrony Financial	23,140	799,718
Containers & Packaging — 1.6%
Crown Holdings, Inc. (a)	17,369	944,700
Sealed Air Corp.	21,329	972,602

		1,917,302
Diversified Consumer Services — 0.6%
ServiceMaster Global Holdings, Inc. (a)	18,066	690,482
Diversified Financial Services — 1.1%
Intercontinental Exchange, Inc.	14,598	808,729
S&P Global, Inc.	4,773	567,939

		1,376,668
Electrical Equipment — 0.8%
Sensata Technologies Holding NV (a)	25,423	950,057
Electronic Equipment, Instruments & Components — 2.7%
Amphenol Corp., Class A	29,267	1,997,766
Flextronics International Ltd. (a)	44,625	635,460
National Instruments Corp.	21,837	643,536

		3,276,762
Energy Equipment & Services — 0.1%
Halliburton Co.	2,444	129,752
Food & Staples Retailing — 3.2%
Costco Wholesale Corp.	9,188	1,379,211

Common Stocks	Shares	Value
Food & Staples Retailing (continued)
Diplomat Pharmacy, Inc. (a)	24,091	$341,128
Kroger Co.	28,282	913,509
Sysco Corp.	22,945	1,221,821

		3,855,669
Food Products — 1.0%
Hershey Co.	12,543	1,212,155
Health Care Equipment & Supplies — 0.9%
Boston Scientific Corp. (a)	53,068	1,085,771
Health Care Providers & Services — 2.6%
Aetna, Inc.	12,805	1,675,406
Universal Health Services, Inc., Class B	12,236	1,505,273

		3,180,679
Health Care Technology — 0.7%
athenahealth, Inc. (a)	8,971	848,657
Hotels, Restaurants & Leisure — 4.1%
Aramark	37,285	1,282,977
Dunkin’ Brands Group, Inc.	17,771	964,788
Hilton Worldwide Holdings, Inc.	31,636	793,114
Norwegian Cruise Line Holdings Ltd. (a)	12,749	507,538
Starbucks Corp.	23,494	1,361,947

		4,910,364
Household Products — 0.4%
Colgate-Palmolive Co.	7,352	479,571
Industrial Conglomerates — 0.8%
Roper Technologies, Inc.	5,655	1,024,177
Insurance — 0.3%
Progressive Corp.	12,249	407,892
Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc. (a)	5,189	3,894,708
Liberty Interactive Corp QVC Group, Series A (a)	28,390	587,957
Priceline Group, Inc. (a)	967	1,454,058

		5,936,723
Internet Software & Services — 8.6%
Alphabet, Inc., Class A (a)	8,222	6,379,285
CoStar Group, Inc. (a)	3,758	718,191
Facebook, Inc., Class A (a)	27,501	3,256,669

		10,354,145
IT Services — 4.1%
Amdocs Ltd.	14,981	883,430
Mastercard, Inc., Class A	17,671	1,805,976
Visa, Inc., Class A	28,918	2,235,940

		4,925,346
Leisure Products — 1.4%
Mattel, Inc.	25,471	804,119
Polaris Industries, Inc.	9,939	863,302

		1,667,421
Machinery — 1.8%
Flowserve Corp.	12,240	580,788
Illinois Tool Works, Inc.	5,989	749,703
Rexnord Corp. (a)	36,309	798,798

		2,129,289
Media — 2.5%
Comcast Corp., Class A	43,665	3,035,154
Multiline Retail — 1.0%
Dollar Tree, Inc. (a)	14,023	1,236,268
Oil, Gas & Consumable Fuels — 0.6%
Anadarko Petroleum Corp.	5,684	393,049
Antero Resources Corp. (a)	4,493	110,033

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	19

Schedule of Investments (concluded)	FDP BlackRock Janus Growth Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners LP	10,990	$284,971

		788,053
Personal Products — 0.9%
Estee Lauder Cos., Inc., Class A	13,843	1,075,601
Pharmaceuticals — 6.4%
Allergan PLC (a)	8,646	1,679,918
Bristol-Myers Squibb Co.	32,882	1,855,860
Eli Lilly & Co.	27,273	1,830,564
Mallinckrodt PLC (a)	17,809	938,534
Pfizer, Inc.	43,775	1,406,928

		7,711,804
Professional Services — 1.7%
Equifax, Inc.	3,358	384,323
Nielsen Holdings PLC	19,842	855,190
Verisk Analytics, Inc. (a)	10,507	872,922

		2,112,435
Real Estate Investment Trusts (REITs) — 2.2%
American Tower Corp.	19,353	1,979,231
Simon Property Group, Inc.	3,719	668,119

		2,647,350
Real Estate Management & Development — 0.4%
Jones Lang LaSalle, Inc.	5,109	517,439
Road & Rail — 1.3%
CSX Corp.	42,485	1,521,388
Semiconductors & Semiconductor Equipment — 1.0%
Texas Instruments, Inc.	16,294	1,204,628

Common Stocks	Shares	Value
Software — 11.1%
Activision Blizzard, Inc.	36,793	$1,346,992
Adobe Systems, Inc. (a)	20,036	2,059,901
Cadence Design Systems, Inc. (a)	36,950	971,046
Microsoft Corp.	88,934	5,359,163
salesforce.com, Inc. (a)	15,760	1,134,720
SS&C Technologies Holdings, Inc.	18,569	557,256
Tyler Technologies, Inc. (a)	6,577	979,315
Ultimate Software Group, Inc. (a)	5,113	1,047,807

		13,456,200
Specialty Retail — 3.9%
AutoZone, Inc. (a)	1,305	1,022,050
L Brands, Inc.	13,837	971,634
Lowe’s Cos., Inc.	27,897	1,968,133
Tractor Supply Co.	10,907	818,789

		4,780,606
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	26,974	2,981,166
Textiles, Apparel & Luxury Goods — 1.8%
Carter’s, Inc.	9,892	903,041
NIKE, Inc., Class B	24,858	1,244,640

		2,147,681
Tobacco — 1.9%
Altria Group, Inc.	36,219	2,315,481
Trading Companies & Distributors — 0.5%
Fastenal Co.	12,710	602,454
Wireless Telecommunication Services — 0.9%
T-Mobile U.S., Inc. (a)	19,737	1,069,943
Total Investments (Cost — $107,557,860) — 100.8%		121,691,693
Liabilities in Excess of Other Assets — (0.8)%		(956,321)

Net Assets — 100.0%		$120,735,372

Notes to Schedule of Investments

(a)	Non-income producing security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$121,691,693	—	—	$121,691,693

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, a bank overdraft of $807,613 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

20	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments November 30, 2016 (Unaudited)	FDP BlackRock Invesco Value Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.4%
Textron, Inc.	39,111	$1,800,279
Auto Components — 1.5%
Johnson Controls International PLC	45,724	2,056,684
Automobiles — 1.9%
General Motors Co.	74,568	2,574,833
Banks — 20.4%
Bank of America Corp.	257,708	5,442,793
Citigroup, Inc.	132,303	7,460,566
Citizens Financial Group, Inc.	45,007	1,508,185
Fifth Third Bancorp	96,623	2,514,130
JPMorgan Chase & Co.	77,626	6,223,276
KeyCorp	31,022	536,991
PNC Financial Services Group, Inc. (a)	500	55,270
US Bancorp	13,022	646,152
Wells Fargo & Co.	49,788	2,634,781

		27,022,144
Beverages — 0.4%
Coca-Cola Co.	13,786	556,265
Biotechnology — 2.5%
AbbVie, Inc.	14,839	902,211
Biogen, Inc. (b)	4,521	1,329,491
Gilead Sciences, Inc.	14,110	1,039,907

		3,271,609
Capital Markets — 6.6%
Bank of New York Mellon Corp.	36,008	1,707,499
Goldman Sachs Group, Inc.	8,151	1,787,433
Morgan Stanley	66,293	2,741,878
State Street Corp.	32,156	2,533,893

		8,770,703
Chemicals — 0.6%
CF Industries Holdings, Inc.	26,804	775,708
Communications Equipment — 2.4%
Cisco Systems, Inc.	102,773	3,064,691
QUALCOMM, Inc.	2,449	166,850

		3,231,541
Consumer Finance — 1.4%
Ally Financial, Inc.	92,484	1,796,039
Diversified Telecommunication Services — 0.7%
Frontier Communications Corp.	268,802	981,127
Electric Utilities — 0.6%
FirstEnergy Corp.	25,398	794,703
Electrical Equipment — 2.1%
Eaton Corp. PLC	18,658	1,240,943
Emerson Electric Co.	26,627	1,502,828

		2,743,771
Energy Equipment & Services — 2.3%
Halliburton Co.	31,742	1,685,183
Weatherford International PLC (b)	265,355	1,355,964

		3,041,147
Food & Staples Retailing — 1.9%
CVS Health Corp.	14,015	1,077,614
Wal-Mart Stores, Inc.	19,731	1,389,654

		2,467,268
Food Products — 0.8%
Mondelez International, Inc., Class A	8,813	363,448
Unilever NV — NY Shares	16,932	674,402

		1,037,850

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 0.7%
Medtronic PLC	13,178	$962,126
Health Care Providers & Services — 1.1%
Anthem, Inc.	10,151	1,446,822
Hotels, Restaurants & Leisure — 2.8%
Carnival Corp.	71,444	3,672,936
Industrial Conglomerates — 1.2%
General Electric Co.	52,938	1,628,373
Insurance — 5.7%
Aflac, Inc.	16,608	1,185,479
Allstate Corp.	26,631	1,862,039
American International Group, Inc.	29,420	1,863,169
MetLife, Inc.	49,172	2,704,952

		7,615,639
Internet Software & Services — 1.6%
eBay, Inc. (b)	60,057	1,670,185
Yahoo!, Inc. (b)	9,975	409,175

		2,079,360
IT Services — 0.7%
PayPal Holdings, Inc. (b)	23,271	914,085
Machinery — 2.7%
Caterpillar, Inc.	27,528	2,630,576
Ingersoll-Rand PLC	12,972	966,933

		3,597,509
Media — 3.6%
CBS Corp., Class B	13,175	799,986
Charter Communications, Inc., Class A (b)	3,530	971,844
Comcast Corp., Class A	22,078	1,534,642
Twenty-First Century Fox, Inc., Class B	54,560	1,530,954

		4,837,426
Metals & Mining — 0.9%
Alcoa, Inc.	13,991	405,310
Arconic, Inc.	41,971	809,201

		1,214,511
Multi-Utilities — 0.0%
PG&E Corp.	1,012	59,506
Multiline Retail — 1.2%
Target Corp.	19,981	1,543,332
Oil, Gas & Consumable Fuels — 15.0%
BP PLC — ADR	67,275	2,355,298
Canadian Natural Resources Ltd.	36,340	1,226,302
Chevron Corp.	21,721	2,423,195
Devon Energy Corp.	51,326	2,480,585
Hess Corp.	29,457	1,648,414
Marathon Oil Corp.	68,203	1,231,746
Occidental Petroleum Corp.	17,372	1,239,666
QEP Resources, Inc.	63,730	1,252,932
Royal Dutch Shell PLC — ADR, Class A	51,197	2,616,167
Suncor Energy, Inc.	106,480	3,392,453

		19,866,758
Paper & Forest Products — 0.8%
International Paper Co.	22,132	1,078,271
Pharmaceuticals — 5.9%
Merck & Co., Inc.	32,336	1,978,640
Novartis AG, Registered Shares	20,631	1,421,925
Pfizer, Inc.	79,003	2,539,156
Sanofi — ADR	47,891	1,925,218

		7,864,939
Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	44,571	1,546,614

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	21

Schedule of Investments (continued)	FDP BlackRock Invesco Value Fund

Common Stocks	Shares	Value
Software — 1.7%
Microsoft Corp.	30,795	$1,855,707
Symantec Corp.	18,052	440,288

		2,295,995
Specialty Retail — 0.5%
Advance Auto Parts, Inc.	4,031	684,141
Technology Hardware, Storage & Peripherals — 2.1%
HP, Inc.	40,224	619,449
NetApp, Inc.	58,862	2,151,995

		2,771,444
Textiles, Apparel & Luxury Goods — 0.6%
Michael Kors Holdings Ltd. (b)	16,992	789,958
Wireless Telecommunication Services — 0.4%
Vodafone Group PLC	209,316	505,652
Total Long-Term Investments (Cost — $95,631,646) — 97.9%		129,897,068

Short-Term Securities	Par (000)	Value

Time Deposits — 2.9%
United States — 2.9%
Citibank N.A., 0.42%, 12/01/16	$3,803	$3,803,383
Total Short-Term Securities (Cost — $3,803,383) — 2.9%		3,803,383
Total Investments (Cost — $99,435,029) — 100.8%		133,700,451
Liabilities in Excess of Other Assets — (0.8)%		(1,107,732)

Net Assets — 100.0%		$132,592,719

Notes to Schedule of Investments

(a)	During the six months ended November 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2016	Shares Purchased	Shares Sold	Shares Held at November 30, 2016	Value at November 30, 2016	Income	Realized Gain (Loss)
PNC Financial Services Group, Inc.	500	—	—	500	$55,270	$550	—

(b)	Non-income producing security.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	49,871	USD	37,164	Barclays Bank PLC	12/16/16	$(34)
CHF	46,157	USD	45,506	Barclays Bank PLC	12/16/16	(65)
GBP	12,993	USD	16,121	Barclays Bank PLC	12/16/16	142
USD	940,070	CAD	1,264,533	Barclays Bank PLC	12/16/16	(1,426)
USD	940,267	CAD	1,264,824	Canadian Imperial Bank of Commerce	12/16/16	(1,445)
USD	939,266	CAD	1,264,533	Goldman Sachs International	12/16/16	(2,230)
USD	939,206	CAD	1,264,533	Royal Bank of Canada	12/16/16	(2,289)
USD	328,146	CHF	328,192	Barclays Bank PLC	12/16/16	5,045
USD	327,956	CHF	328,192	Canadian Imperial Bank of Commerce	12/16/16	4,854
USD	328,238	CHF	328,192	Goldman Sachs International	12/16/16	5,136
USD	327,934	CHF	327,894	Royal Bank of Canada	12/16/16	5,126
USD	1,131,145	EUR	1,053,672	Barclays Bank PLC	12/16/16	13,655
USD	1,130,975	EUR	1,053,672	Canadian Imperial Bank of Commerce	12/16/16	13,484
USD	1,131,101	EUR	1,053,663	Goldman Sachs International	12/16/16	13,620
USD	1,131,207	EUR	1,053,672	Royal Bank of Canada	12/16/16	13,716
USD	603,804	GBP	485,631	Barclays Bank PLC	12/16/16	(4,040)
USD	604,519	GBP	486,135	Canadian Imperial Bank of Commerce	12/16/16	(3,957)
USD	603,731	GBP	486,135	Goldman Sachs International	12/16/16	(4,744)
USD	603,663	GBP	486,135	Royal Bank of Canada	12/16/16	(4,812)
Total						$49,736

See Notes to Financial Statements.

22	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Invesco Value Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$74,778	—	—	$74,778

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$25,042	—	—	$25,042

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts		—	—	—	$847,681	—	—	$847,681
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts		—	—	—	$(126,448)	—	—	$(126,448)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,464,842
Average amounts sold — in USD	$49,396

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$74,778	$25,042

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$74,778	$25,042

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$18,842	$(5,565)	—	—	$13,277
Canadian Imperial Bank of Commerce	18,338	(5,402)	—	—	12,936
Goldman Sachs International	18,756	(6,974)	—	—	11,782
Royal Bank of Canada	18,842	(7,101)	—	—	11,741

Total	$74,778	$(25,042)	—	—	$49,736

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$5,565	$(5,565)	—	—	—
Canadian Imperial Bank of Commerce	5,402	(5,402)	—	—	—
Goldman Sachs International	6,974	(6,974)	—	—	—
Royal Bank of Canada	7,101	(7,101)	—	—	—

Total	$25,042	$(25,042)	—	—	—

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	23

Schedule of Investments (concluded)	FDP BlackRock Invesco Value Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$1,800,279	—	—	$1,800,279
Auto Components	2,056,684	—	—	2,056,684
Automobiles	2,574,833	—	—	2,574,833
Banks	27,022,144	—	—	27,022,144
Beverages	556,265	—	—	556,265
Biotechnology	3,271,609	—	—	3,271,609
Capital Markets	8,770,703	—	—	8,770,703
Chemicals	775,708	—	—	775,708
Communications Equipment	3,231,541	—	—	3,231,541
Consumer Finance	1,796,039	—	—	1,796,039
Diversified Telecommunication Services	981,127	—	—	981,127
Electric Utilities	794,703	—	—	794,703
Electrical Equipment	2,743,771	—	—	2,743,771
Energy Equipment & Services	3,041,147	—	—	3,041,147
Food & Staples Retailing	2,467,268	—	—	2,467,268
Food Products	1,037,850	—	—	1,037,850
Health Care Equipment & Supplies	962,126	—	—	962,126
Health Care Providers & Services	1,446,822	—	—	1,446,822
Hotels, Restaurants & Leisure	3,672,936	—	—	3,672,936
IT Services	914,085	—	—	914,085
Industrial Conglomerates	1,628,373	—	—	1,628,373
Insurance	7,615,639	—	—	7,615,639
Internet Software & Services	2,079,360	—	—	2,079,360
Machinery	3,597,509	—	—	3,597,509
Media	4,837,426	—	—	4,837,426
Metals & Mining	1,214,511	—	—	1,214,511
Multi-Utilities	59,506	—	—	59,506
Multiline Retail	1,543,332	—	—	1,543,332
Oil, Gas & Consumable Fuels	19,866,758	—	—	19,866,758
Paper & Forest Products	1,078,271	—	—	1,078,271
Pharmaceuticals	6,443,014	$1,421,925	—	7,864,939
Semiconductors & Semiconductor Equipment	1,546,614	—	—	1,546,614
Software	2,295,995	—	—	2,295,995
Specialty Retail	684,141	—	—	684,141
Technology Hardware, Storage & Peripherals	2,771,444	—	—	2,771,444
Textiles, Apparel & Luxury Goods	789,958	—	—	789,958
Wireless Telecommunication Services	—	505,652	—	505,652
Short-Term Securities:
Time Deposits	—	3,803,383	—	3,803,383

Total	$127,969,491	$5,730,960	—	$133,700,451

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Forward foreign currency exchange contracts	—	$74,778	—	$74,778
Liabilities:
Forward foreign currency exchange contracts	—	(25,042)	—	(25,042)

Total	—	$49,736	—	$49,736

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $245 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended November 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments November 30, 2016 (Unaudited)	FDP BlackRock Franklin Templeton Total Return Fund (Percentages shown are based on Net Assets)

Common Stocks (a)	Shares		Value
Oil, Gas & Consumable Fuels — 0.1%
Halcon Resources Corp.		10,940	$104,039
Paper & Forest Products — 0.0%
Verso Corp., Class A		277	1,482
Total Common Stocks — 0.1%			105,521

Asset-Backed Securities	Par (000)
Asset-Backed Securities — 12.3%
American Express Credit Account Master Trust, Class A (b):
Series 2008-2, 1.96%, 9/15/20	USD	780	790,276
Series 2012-1, 0.97%, 1/15/20		410	410,337
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.94%, 5/15/20 (b)		560	560,598
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.55%, 6/17/31 (b)(c)		119	118,370
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, 1.36%, 6/25/34 (b)		215	210,619
Argent Securities, Inc., Series 2005-W2, Class A2C, 0.95%, 10/25/35 (b)		154	148,109
Atrium IX, Series 9A, Class A, 2.24%, 2/28/24 (b)(c)		600	599,423
BlueMountain CLO Ltd., Series 2013-3A, Class A, 2.29%, 10/29/25 (b)(c)		499	499,079
Capital One Multi-Asset Execution Trust (b):
Series 2007-A1, Class A1, 0.75%, 11/15/19		210	209,932
Series 2007-A2, Class A2, 0.78%, 12/16/19		1,290	1,290,000
Cent CLO, Series 2013-17A, Class A1, 2.19%, 1/30/25 (b)(c)		3,071	3,064,858
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 1.09%, 2/26/35 (b)		119	108,524
Chase Issuance Trust, Series 2013-A6, Class A6, 1.12%, 7/15/20 (b)		880	883,639
Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 1.09%, 9/10/20 (b)		560	562,065
Colony American Homes (b)(c):
Series 2014-1A, Class A, 1.70%, 5/17/31		569	568,481
Series 2014-2A, Class C, 2.45%, 7/17/31		480	477,495
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (b)		91	98,462
Countrywide Asset-Backed Certificates (b):
Series 2004-1, Class M1, 1.34%, 3/25/34		64	61,335
Series 2005-11, Class AF4, 4.72%, 2/25/36		700	706,636
Dryden 33 Senior Loan Fund, Series 2014-33A, Class AR, 2.32%, 10/15/28 (b)(c)		1,170	1,170,000
Eaton Vance CLO Ltd., Series 2014-1A, Class A, 2.33%, 7/15/26 (b)(c)		1,814	1,808,921
Galaxy XV CLO Ltd., Series 2013-15A, Class A, 2.13%, 4/15/25 (b)(c)		2,887	2,882,669
GSAA Trust, Series 2005-5, Class M3, 1.48%, 2/25/35 (b)		210	202,599

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.57%, 12/25/34 (b)	USD	146	$138,300
Invitation Homes Trust (b)(c):
Series 2015-SFR1, Class B, 2.40%, 3/17/32		350	351,117
Series 2015-SFR2, Class C, 2.54%, 6/17/32		110	110,187
Series 2015-SFR3, Class C, 2.55%, 8/17/32		500	500,890
Morgan Stanley ABS Capital I Trust, Inc., Series 2005-WMC1, Class M2, 1.33%, 1/25/35 (b)		55	54,094
Octagon Investment Partners XXIII Ltd., Series 2015-1A (b)(c):
Class A1, 2.30%, 7/15/27		1,433	1,430,725
Class A2, 2.30%, 7/15/27		1,360	1,356,066
Progress Residential Trust, Series 2015-SFR1, Class A, 1.96%, 2/17/32 (b)(c)		487	488,558
Tricon American Homes Trust, Series 2015-SFR1, Class C, 2.45%, 5/17/32 (b)(c)		400	396,684
Voya CLO Ltd., Class A1 (b)(c):
Series 2014-4A, 2.38%, 10/14/26		1,160	1,160,059
Series 2015-1A, 2.36%, 4/18/27		670	669,541
Total Asset-Backed Securities — 12.3%			24,088,648

Corporate Bonds
Aerospace & Defense — 0.6%
Lockheed Martin Corp., 4.70%, 5/15/46		700	755,934
United Technologies Corp., 1.13%, 12/15/21	EUR	300	328,131

			1,084,065
Air Freight & Logistics — 0.5%
FedEx Corp., 3.20%, 2/01/25	USD	900	898,640
Airlines — 0.3%
American Airlines Pass-Through Trust, Series 2016-2, Class AA, 3.20%, 12/15/29		400	393,000
United Airlines Pass-Through Trust, Series 2016-1, Class AA, 3.10%, 1/07/30		200	196,020

			589,020
Auto Components — 0.2%
Delphi Corp., 4.15%, 3/15/24		200	206,135
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20		200	202,500

			408,635
Banks — 6.4%
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/59	EUR	600	684,166
Banco Comercial Portugues SA, 4.75%, 6/22/17		100	108,600
Bankinter SA, 1.75%, 6/10/19		400	441,186
CIT Group, Inc.:
5.38%, 5/15/20	USD	100	105,750
5.00%, 8/15/22		200	208,250
Depfa ACS Bank, 1.65%, 12/20/16	JPY	120,000	1,048,604
HSBC Holdings PLC:
3.60%, 5/25/23	USD	800	803,067
4.30%, 3/08/26		400	410,934
Intesa Sanpaolo SpA:
2.38%, 1/13/17		1,100	1,100,764
3.88%, 1/16/18		300	304,600
5.71%, 1/15/26 (c)		900	824,501

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	25

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Corporate Bonds	Par (000)		Value
Banks (continued)
Norddeutsche Landesbank Girozentrale, 2.00%, 2/05/19 (c)	USD	600	$602,418
Royal Bank of Canada, 2.10%, 10/14/20		600	598,446
Royal Bank of Scotland Group PLC:
6.93%, 4/09/18	EUR	100	113,825
6.13%, 12/15/22	USD	100	103,616
Shinhan Bank, 1.88%, 7/30/18 (c)		300	299,666
SVB Financial Group, 3.50%, 1/29/25		300	289,282
Unione di Banche Italiane SCpA, 2.88%, 2/18/19	EUR	500	556,598
Wells Fargo & Co.:
2.50%, 3/04/21	USD	500	498,564
3.00%, 4/22/26		2,000	1,919,004
4.65%, 11/04/44		500	498,470
Westpac Banking Corp., 2.25%, 11/09/20 (c)		600	600,263
Woori Bank Co. Ltd., 4.75%, 4/30/24 (c)		450	457,944

			12,578,518
Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		600	546,763
Constellation Brands, Inc., 7.25%, 5/15/17		800	820,000

			1,366,763
Biotechnology — 0.6%
Baxalta, Inc., 3.60%, 6/23/22		400	405,277
Biogen, Inc., 5.20%, 9/15/45		500	534,450
Gilead Sciences, Inc., 4.50%, 2/01/45		300	296,200

			1,235,927
Capital Markets — 1.5%
Goldman Sachs Group, Inc.:
3.75%, 5/22/25		300	302,022
3.75%, 2/25/26		1,100	1,107,038
Morgan Stanley:
4.30%, 1/27/45		1,000	990,362
3.88%, 1/27/26		600	607,955

			3,007,377
Chemicals — 0.7%
Arkema SA, 1.50%, 1/20/25	EUR	500	546,356
LYB International Finance BV, 4.00%, 7/15/23	USD	700	728,688

			1,275,044
Commercial Services & Supplies — 0.3%
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)		300	350,280
Republic Services, Inc., 2.90%, 7/01/26		300	287,381

			637,661
Communications Equipment — 0.5%
Cisco Systems, Inc., 2.60%, 2/28/23		500	493,684
Juniper Networks, Inc.:
4.50%, 3/15/24		300	308,986
4.35%, 6/15/25		200	200,742

			1,003,412
Consumer Finance — 0.1%
Navient Corp., 7.25%, 9/25/23		200	202,500
Containers & Packaging — 0.6%
Amcor Finance USA, Inc., 3.63%, 4/28/26 (c)		500	486,647
Owens-Illinois, Inc., 7.80%, 5/15/18		500	535,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, (c)
5.13%, 7/15/23		100	101,000
7.00%, 7/15/24		100	105,563

			1,228,210

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 5.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20	USD	250	$256,562
Bank of America Corp.:
3.88%, 8/01/25		300	305,448
3.50%, 4/19/26		1,200	1,184,837
Barclays PLC, 4.38%, 9/11/24		300	292,405
Capital One Bank USA NA, 3.38%, 2/15/23		1,000	992,933
Citigroup, Inc., 3.40%, 5/01/26		1,000	972,611
Ford Motor Credit Co. LLC:
3.10%, 5/04/23		400	385,334
4.13%, 8/04/25		400	396,033
GE Capital International Funding Co., 3.37%, 11/15/25		800	809,694
International Lease Finance Corp., 8.75%, 3/15/17		1,000	1,018,680
JPMorgan Chase & Co.:
2.40%, 6/07/21		500	494,748
3.30%, 4/01/26		1,600	1,573,402
3.20%, 6/15/26		800	779,237
UniCredit SpA, 1.69%, 10/31/17 (b)	EUR	500	534,694

			9,996,618
Diversified Telecommunication Services — 1.2%
AT&T, Inc.:
3.95%, 1/15/25	USD	400	399,729
4.50%, 5/15/35		700	663,712
Telefonica Emisiones SAU, 4.57%, 4/27/23		500	522,548
Verizon Communications, Inc.:
6.40%, 9/15/33		382	456,431
4.52%, 9/15/48		400	381,420

			2,423,840
Electric Utilities — 1.3%
Dominion Resources, Inc., 3.90%, 10/01/25		600	614,196
Georgia Power Co., 4.30%, 3/15/42		300	300,135
Southern Co., 3.25%, 7/01/26		800	779,547
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23 (c)		300	298,974
Three Gorges Finance I Cayman Islands Ltd., 3.70%, 6/10/25 (c)		500	504,595

			2,497,447
Energy Equipment & Services — 0.6%
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23		500	484,379
Oceaneering International, Inc., 4.65%, 11/15/24		400	387,980
Petrofac Ltd., 3.40%, 10/10/18 (c)		300	300,975

			1,173,334
Food Products — 0.5%
Kraft Heinz Foods Co., 3.50%, 7/15/22		1,000	1,024,265
Food & Staples Retailing — 1.1%
Cencosud SA, 4.88%, 1/20/23 (c)		300	301,916
Dollar General Corp., 4.15%, 11/01/25		600	617,581
Kroger Co., 4.00%, 2/01/24		1,000	1,041,946
Lamb Weston Holdings, Inc. (c):
4.63%, 11/01/24		100	99,563
4.88%, 11/01/26		100	99,500

			2,160,506
Forest Products — 0.3%
Bunge Ltd. Finance Corp., 3.25%, 8/15/26		600	577,712
Health Care Equipment & Supplies — 0.4%
PerkinElmer, Inc., 5.00%, 11/15/21		600	640,305
Stryker Corp., 3.50%, 3/15/26		100	100,293

			740,598

See Notes to Financial Statements.

26	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 1.3%
Express Scripts Holding Co., 3.50%, 6/15/24	USD	800	$794,120
HCA, Inc., 5.88%, 5/01/23		400	411,000
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		100	105,125
Providence St. Joseph Health Obligated Group, Series H, 2.75%, 10/01/26		355	337,691
Tenet Healthcare Corp.:
5.00%, 3/01/19		400	379,000
5.50%, 3/01/19		500	475,000

			2,501,936
Hotels, Restaurants & Leisure — 0.1%
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/01/24 (c)		200	202,000
Household Durables — 0.1%
PulteGroup, Inc., 5.00%, 1/15/27		300	282,375
Household Products — 0.2%
Procter & Gamble Co., 2.45%, 11/03/26		500	478,453
Independent Power and Renewable Electricity Producers — 0.1%
Dynegy, Inc., 8.00%, 1/15/25 (c)		200	184,000
Industrial Conglomerates — 0.3%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (c)		200	201,625
Hutchison Whampoa International Ltd. (c):
3.50%, 1/13/17		300	300,613
7.45%, 11/24/33		50	68,689

			570,927
Insurance — 1.5%
Aflac, Inc., 3.63%, 6/15/23		500	517,736
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (c)		600	650,674
MetLife, Inc.:
3.60%, 4/10/24		600	617,368
3.00%, 3/01/25		100	99,342
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (c)		1,000	1,067,721

			2,952,841
IT Services — 0.8%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		300	300,732
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/19 (c)		500	509,278
First Data Corp., 5.00%, 1/15/24 (c)		200	201,750
Fiserv, Inc., 3.85%, 6/01/25		500	510,965

			1,522,725
Machinery — 0.1%
CNH Industrial Capital LLC, 3.88%, 10/15/21		100	98,000
Media — 1.7%
21st Century Fox America, Inc.:
3.00%, 9/15/22		600	600,925
3.70%, 10/15/25		100	101,823
Altice US Finance I Corp., 5.50%, 5/15/26 (c)		300	297,000
CSC Holdings LLC, 8.63%, 2/15/19		500	551,250
Hughes Satellite Systems Corp., 6.63%, 8/01/26 (c)		300	288,750
NBCUniversal Media LLC, 4.45%, 1/15/43		400	404,697
Nexstar Escrow Corp., 5.63%, 8/01/24 (c)		100	99,000
Time Warner, Inc.:
4.05%, 12/15/23		600	618,673
6.10%, 7/15/40		200	226,633
Wind Acquisition Finance SA, 7.38%, 4/23/21 (c)		200	204,000

			3,392,751
Metals & Mining — 0.2%
ArcelorMittal, 6.50%, 3/01/21		200	217,000

Corporate Bonds	Par (000)		Value
Metals & Mining (continued)
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	USD	200	$201,433

			418,433
Multi-Utilities — 0.5%
Sempra Energy, 3.75%, 11/15/25		400	405,847
Veolia Environnement SA, 4.63%, 3/30/27	EUR	400	568,767

			974,614
Oil, Gas & Consumable Fuels — 3.9%
California Resources Corp., 8.00%, 12/15/22 (c)	USD	200	160,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.50%, 1/15/21 (c)		100	113,750
Canadian Natural Resources Ltd., 5.70%, 5/15/17		1,000	1,017,912
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (c)		100	106,500
Enable Midstream Partners LP:
3.90%, 5/15/24		150	139,126
5.00%, 5/15/44		50	40,523
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 3/15/20 (c)		400	424,896
Energy Transfer Equity LP, 7.50%, 10/15/20		300	335,250
Energy Transfer Partners LP, 5.15%, 2/01/43		200	179,151
Energy XXI Gulf Coast, Inc., 11.00%, 3/15/20 (c)(d)		300	155,625
EnLink Midstream Partners LP, 5.05%, 4/01/45		300	253,868
Ensco PLC, 5.75%, 10/01/44		200	131,000
Enterprise Products Operating LLC, 4.45%, 2/15/43		100	91,201
Exxon Mobil Corp., 2.71%, 3/06/25		800	781,628
MPLX LP, 4.00%, 2/15/25		200	190,324
Petrobras Global Finance BV, 3.74%, 3/17/20 (b)		900	870,300
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27 (c)		200	197,500
Sanchez Energy Corp., 6.13%, 1/15/23		150	131,250
Sinopec Group Overseas Development Ltd. (c):
4.38%, 4/10/24		400	419,378
3.25%, 4/28/25		700	670,565
Sunoco Logistics Partners Operations LP, 4.25%, 4/01/24		400	399,534
Valero Energy Corp., 4.90%, 3/15/45		300	277,858
Weatherford International Ltd., 5.95%, 4/15/42		400	296,080
Woodside Finance Ltd., 3.70%, 9/15/26 (c)		200	191,896

			7,575,115
Personal Products — 0.6%
Avon Products, Inc., 6.60%, 3/15/20		1,200	1,197,636
Pharmaceuticals — 0.4%
Actavis Funding SCS, 4.55%, 3/15/35		600	591,317
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (c)		300	222,000

			813,317
Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp., 3.50%, 1/31/23		500	500,788
ERP Operating LP, 5.75%, 6/15/17		221	226,180
HCP, Inc., 3.88%, 8/15/24		900	893,212
Marriott International, Inc., 3.75%, 10/01/25		800	806,254
MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/01/26		100	93,750
Realty Income Corp., 4.13%, 10/15/26		600	617,452

			3,137,636

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	27

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Corporate Bonds	Par (000)		Value
Semiconductors & Semiconductor Equipment — 0.5%
Maxim Integrated Products, Inc., 3.38%, 3/15/23	USD	1,000	$980,156
Software — 0.0%
MSCI, Inc., 4.75%, 8/01/26 (c)		100	97,750
Specialty Retail — 1.2%
Edcon Proprietary Ltd., 9.50%, 3/01/18 (c)	EUR	200	40,274
Home Depot, Inc., 2.13%, 9/15/26	USD	700	644,847
Tiffany & Co., 4.90%, 10/01/44		500	461,609
Toys R US, Inc., 7.38%, 10/15/18		1,300	1,277,250

			2,423,980
Technology Hardware, Storage & Peripherals — 0.1%
Western Digital Corp., 7.38%, 4/01/23 (c)		200	216,000
Thrifts & Mortgage Finance — 0.9%
PHH Corp., 7.38%, 9/01/19		1,500	1,563,750
Tobacco — 0.2%
Reynolds American, Inc., 5.70%, 8/15/35		400	458,806
Transportation Infrastructure — 0.5%
DP World Ltd., 6.85%, 7/02/37 (c)		380	387,771
Sydney Airport Finance Co. Property Ltd., 3.90%, 3/22/23 (c)		200	205,465
Transurban Finance Co., 4.13%, 2/02/26 (c)		300	303,984

			897,220
Wireless Telecommunication Services — 0.4%
American Tower Corp., 4.40%, 2/15/26		400	410,550
Sprint Communications, Inc., 6.00%, 11/15/22		300	289,365

			699,915
Total Corporate Bonds — 40.7%			79,750,428

Floating Rate Loan Interests (b)
Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21		56	56,143
Auto Components — 0.1%
Autoparts Holdings Ltd., 1st Lien Term Loan, 7.00%, 7/29/17		236	233,296
Capital Markets — 0.1%
First Eagle Investment Management LLC, Term Loan, 4.84%, 12/01/22		96	96,901
Navios Partners Finance (US), Inc., Term Loan B, 5.25%, 6/27/18		7	6,049
Russell Investment Group, Term Loan B, 6.75%, 6/01/23		61	61,748

			164,698
Chemicals — 0.1%
Chemours Co., Term Loan B, 3.75%, 5/12/22		62	60,971
OCI Beaumont LLC, Term Loan B3, 8.03%, 8/20/19		148	146,813

			207,784
Commercial Services & Supplies — 0.1%
Onsite US Finco LLC, Term Loan, 5.50%, 7/30/21		252	196,749
Diversified Consumer Services — 0.2%
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		308	290,657
Machinery — 0.7%
Navistar International Corp., Term Loan B, 6.50%, 8/07/20		1,266	1,275,363

Floating Rate Loan Interests (b)	Par (000)		Value
Media — 0.4%
Radio One, Inc., 2015 Term Loan, 5.11%, 4/02/18	USD	683	$680,435
Metals & Mining — 0.1%
FMG Resources August 2006 Property Ltd., Term Loan B, 3.75%, 6/30/19		287	286,972
Oil, Gas & Consumable Fuels — 0.5%
Bowie Resource Holdings LLC, 1st Lien Term Loan, 6.75%, 8/14/20		223	191,679
Fieldwood Energy LLC, 1st Lien Term Loan, 3.88%, 10/01/18		434	392,799
McDermott Finance LLC, Term Loan B, 8.48%, 4/16/19		15	15,287
UTEX Industries, Inc., 2014 1st Lien Term Loan, 5.00%, 5/22/21		342	288,820

			888,585
Paper & Forest Products — 0.1%
Appvion, Inc., Term Loan, 6.25%, 6/28/19		148	141,299
Personal Products — 0.2%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		516	476,260
Pharmaceuticals — 0.0%
Valeant Pharmaceuticals International, Inc., Series C2 Term Loan B, 5.25%, 12/11/19		52	51,811
Specialty Retail — 0.1%
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		292	270,278
Transportation — 0.1%
OSG International, Inc., Exit Term Loan B, 5.75%, 8/05/19		173	168,887
Total Floating Rate Loan Interests — 2.8%			5,389,217

Foreign Agency Obligations
Brazil Notas do Tesouro Nacional (e):
10.00%, 1/01/17	BRL	1,200	336,961
10.00%, 1/01/21		1,300	379,997
Export-Import Bank of Korea, 2.25%, 1/21/20	USD	800	796,736
Hungary Government Bond:
6.00%, 1/11/19	EUR	120	142,420
3.88%, 2/24/20		40	47,280
Indonesia Treasury Bond, 8.25%, 7/15/21	IDR	7,000,000	522,450
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/01/24	EUR	275	309,004
Lithuania Government International Bond, 7.38%, 2/11/20 (c)	USD	310	354,950
Malaysia Government Bond:
4.01%, 9/15/17	MYR	1,870	419,943
4.24%, 2/07/18		3,050	684,836
3.26%, 3/01/18		1,100	244,453
3.80%, 8/17/23		2,400	522,760
Mexican Bonos (f):
7.25%, 12/15/16	MXN	21,721	1,056,333
7.75%, 12/14/17		15,500	766,183
Republic of Hungary:
4.38%, 7/04/17	EUR	45	48,907
5.75%, 6/11/18		95	109,144
Republic of Serbia, 4.88%, 2/25/20 (c)	USD	300	305,499
Spain Government Bond, 2.75%, 10/31/24 (c)	EUR	275	323,618

See Notes to Financial Statements.

28	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Foreign Agency Obligations	Par (000)		Value
Ukraine Government International Bond (c):
7.75%, 9/01/20	USD	160	$152,170
0.00%, 5/31/40 (b)		40	11,712
Vietnam Government International Bond, 6.75%, 1/29/20 (c)		320	350,228
Total Foreign Agency Obligations — 4.0%			7,885,584

Municipal Bonds
City & County of Denver Colorado Airport System Revenue, Refunding RB, Series A, 5.00%, 11/15/25 (g)		10	11,582
Clark County School District, GO, Refunding, Series D, 5.00%, 6/15/23 (g)		80	91,546
Industry Public Facilities Authority, Refunding, Tax Allocation Bonds, 4.29%, 1/01/23		400	413,532
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/30		120	121,976
Port Authority of New York & New Jersey, ARB, Series 1927d Series, 4.81%, 10/15/65		800	855,456
Port Authority of New York & New Jersey, RB, 4.82%, 6/01/45		200	211,852
Puerto Rico Electric Power Authority, RB, Series A, 6.75%, 7/01/36		425	276,373
State of California, GO, Refunding, 5.00%, 9/01/29		70	81,416
State of California, GO, Various Purposes, 6.00%, 11/01/39		210	233,868
State of Minnesota, GO, Refunding:
Series D, 5.00%, 8/01/25		35	41,829
Series F, 4.00%, 10/01/24		200	220,490
State of Texas, GO, Transportation Commission, Highway Improvement, Series A, 5.00%, 4/01/26		345	410,640
University of California, Refunding RB, Series J, 4.13%, 5/15/45		450	449,397
University of Texas System, RB, Series J, 5.00%, 8/15/25 (g)		45	53,059
Total Municipal Bonds — 1.8%			3,473,016

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.3%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 2.74%, 10/25/34 (b)		122	118,429
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, 1.47%, 11/25/34 (b)		48	45,559
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (b)(c)		78	77,508
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 9/25/19		37	38,363
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 2.96%, 3/26/36 (b)(c)		125	123,774
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-W, Class A9, 3.00%, 11/25/34 (b)		88	89,399
Series 2007-3, Class 3A1, 5.50%, 4/25/22		14	13,939

			506,971

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities — 3.5%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AM, 5.55%, 6/10/49 (b)	USD	735	$745,698
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4, Class AJ, 5.70%, 7/10/46 (b)		226	226,123
Bear Stearns Commercial Mortgage Securities Trust (b):
Series 2005-T20, Class E, 5.12%, 10/12/42		800	793,298
Series 2006-PW11, Class AJ, 5.44%, 3/11/39		694	665,412
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		73	72,485
Series 2007-PW16, Class AM, 5.71%, 6/11/40		950	966,247
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		119	111,143
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48		615	344,400
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.54%, 4/20/50 (c)		546	543,411
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (c)		400	410,563
Eleven Madison Avenue Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (b)(c)		150	155,545
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		662	106,203
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7 (b):
Class AJ, 5.76%, 7/10/38		382	350,905
Class AM, 5.76%, 7/10/38		82	82,147
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class B, 5.67%, 5/12/45 (b)		210	79,976
Series 2006-CB17, Class AM, 5.46%, 12/12/43		165	164,533
Morgan Stanley Capital I Trust (b):
Series 2006-HQ8, Class AJ, 5.59%, 3/12/44		84	84,410
Series 2007-IQ16, Class AM, 6.26%, 12/12/49		850	877,955

			6,780,454
Total Non-Agency Mortgage-Backed Securities — 3.8%			7,287,425

Other Interests — 0.0% (h)		Beneficial Interest (000)
General Motors II		7	—

Preferred Securities

Capital Trusts	Par (000)
Diversified Financial Services — 0.3%
JPMorgan Chase & Co., Series X, 6.10% (b)(i)		600	602,250

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	29

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Capital Trusts	Par (000)		Value
Electric Utilities — 0.2%
Electricite de France SA, 5.25% (b)(c)(i)	USD	500	$474,250
Total Capital Trusts — 0.5%			1,076,500

Preferred Stock — 0.3%	Shares
Banks — 0.3%
U.S. Bancorp, Series G, 6.00% (b)(i)		24,000	614,640
Total Preferred Securities — 0.8%			1,691,140

U.S. Government Sponsored Agency Securities	Par (000)
Agency Obligations — 1.1%
Fannie Mae, 5.38%, 6/12/17	USD	1,000	1,024,175
Freddie Mac, 6.25%, 7/15/32		800	1,122,618

			2,146,793
Collateralized Mortgage Obligations — 4.5%
Fannie Mae Connecticut Avenue Securities, Series 2014-C04 (b):
Class 1M2, 5.48%, 11/25/24		109	118,125
Class 2M2, 5.58%, 11/25/24		250	268,815
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.83%, 2/25/37 (b)		254	252,446
Freddie Mac Structured Agency Credit Risk Debt Notes (b):
Series 2014-DN1, Class M2, 2.78%, 2/25/24		250	254,332
Series 2014-DN4, Class M3, 5.14%, 10/25/24		250	264,539
Series 2015-DNA3, Class M2, 3.44%, 4/25/28		1,150	1,177,676
Series 2015-DN1, Class M3, 4.73%, 1/25/25 (b)		500	522,357
Series 2015-HQ1, Class M3, 4.38%, 3/25/25		980	1,026,413
Series 2015-HQA1, Class M2, 3.24%, 3/25/28		1,637	1,662,440
Series 2015-HQA2, 3.39%, 5/25/28		250	255,293
Series 2016-DNA1, Class M2, 3.48%, 7/25/28		250	257,027
Series 2016-DNA2, Class M2, 2.78%, 10/25/28		1,150	1,163,061
Series 2016-HQA1, Class M2, 3.34%, 9/25/28		600	616,208
Series 2016-HQA2, Class M2, 2.84%, 11/25/28		730	741,280
Series 2016-HQA3, Class M2, 1.94%, 3/25/29		250	250,017

			8,830,029
Mortgage-Backed Securities — 22.4%
Fannie Mae Mortgage-Backed Securities:
1.95%, 9/01/34 (b)		255	269,811
2.26%, 5/01/33 (b)		11	11,240
2.43%, 10/01/32 (b)		37	38,041
2.55%, 4/01/35 (b)		142	148,174
2.56%, 4/01/35 (b)		18	17,972
3.00%, 12/01/46 (j)		6,100	6,076,172
3.50%, 7/01/46		5,067	5,206,602
5.00%, 8/01/35 — 4/01/37		134	146,240
5.50%, 11/01/34 — 3/01/36		1,151	1,297,292

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (continued)
Fannie Mae Mortgage-Backed Securities (continued):
6.00%, 6/01/21 — 9/01/38	USD	446	$505,529
6.50%, 1/01/36		27	30,386
Freddie Mac Mortgage-Backed Securities:
1.85%, 11/01/27 (b)		129	133,194
2.95%, 4/01/32 (b)		39	41,468
3.00%, 12/01/46 (j)		6,700	6,670,164
3.04%, 9/01/32 (b)		9	9,396
3.50%, 8/01/46		3,285	3,374,089
4.00%, 6/01/46 — 8/01/46		11,006	11,589,370
4.50%, 9/01/20		12	13,018
5.00%, 7/01/23 — 2/01/39		539	588,548
5.50%, 11/01/37		2	1,805
6.00%, 10/01/21 — 4/01/38		57	61,749
6.50%, 9/01/38		4	5,038
Ginnie Mae Mortgage-Backed Securities:
3.00%, 12/01/46 (j)		3,400	3,452,594
3.50%, 8/20/46		3,931	4,097,726
6.50%, 12/20/37 — 7/15/38		119	135,531

			43,921,149
Total U.S. Government Sponsored Agency Securities — 28.0%			54,897,971

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.50%, 2/15/39		100	110,250
4.63%, 2/15/40		1,200	1,546,078
3.88%, 8/15/40		1,300	1,504,750
4.75%, 2/15/41		725	952,497
4.38%, 5/15/41		100	124,758
3.75%, 8/15/41		1,000	1,136,055
3.13%, 11/15/41		100	102,359
3.13%, 2/15/42		100	102,367
3.00%, 5/15/42		100	100,070
2.88%, 5/15/43		2,800	2,727,486
2.50%, 2/15/46		900	805,605
U.S. Treasury Inflation Indexed Bonds:
0.63%, 1/15/24		2,173	2,215,398
0.13%, 7/15/24		5,470	5,383,561
2.38%, 1/15/25		909	1,048,441
U.S. Treasury Notes:
3.13%, 5/15/21		3,300	3,486,526
2.00%, 8/31/21		950	955,603
2.00%, 10/31/21		1,100	1,105,500
Total U.S. Treasury Obligations — 11.9%			23,407,304

Warrants		Shares
Oil, Gas & Consumable Fuels — 0.0%
Halcon Resources Corp. (Issued/exercisable 9/13/16, 1 Share for 1 Warrant, Expires 9/09/20, Strike Price $14.04)		583	1,452
Paper & Forest Products — 0.0%
Verso Corp. (Issued/exercisable 9/13/16, 1 Share for 1 Warrant, Expires 7/25/23, Strike Price $27.86)		29	—
Total Warrants — 0.0%			1,452
Total Long-Term Investments (Cost — $211,858,245) — 106.2%			207,977,706

See Notes to Financial Statements.

30	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Short-Term Securities		Par (000)	Value

Time Deposits — 1.0%
New Zealand — 0.0%
Brown Brothers Harriman & Co., 0.95%, 12/01/16	NZD	4	$3,557
United States — 1.0%
Citibank N.A., 0.42%, 12/01/16	USD	1,994	1,993,757
Total Short-Term Securities (Cost $1,997,314) — 1.0%			1,997,314
Options Purchased (Cost — $1,154,923) — 0.7%			1,451,429
Total Investments (Cost — $215,010,482) — 107.9%			211,426,449
Liabilities in Excess of Other Assets — (7.9)%			(15,511,309)

Net Assets — 100.0%			$195,915,140

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Security trades in units with each unit equal to a par amount of BRL 1,000.

(f)	Security trades in units with each unit equal to a par amount of MXN 100.

(g)	When-issued security.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Perpetual security with no stated maturity date.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
JP Morgan Securities LLC	$3,452,594	$(49,937)
Wells Fargo Securities LLC	$12,746,336	$(404,523)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
75	5-Year U.S. Treasury Note	March 2017	$8,838,281	$(2,007)
32	10-Year Australian T-Bond	December 2016	$3,044,849	(146,221)
10	10-Year Canadian Government T-Bond	March 2017	$1,033,872	56
2	10-Year U.S. Treasury Note	March 2017	$249,031	(1,099)
(46)	10-Year U.S. Ultra Long Treasury Note	March 2017	$6,184,125	31,503
(14)	Euro Bund Futures	December 2016	$2,389,792	35,587
16	Long Gilt Future	March 2017	$2,469,368	14,564
19	Ultra Long U.S. Treasury Bond	March 2017	$3,066,719	(17,613)
Total				$(85,230)

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	31

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	123,299	EUR	109,303	Deutsche Bank AG	12/15/16	$7,383
USD	424,463	EUR	385,000	Deutsche Bank AG	12/15/16	16,170
USD	971,072	JPY	102,150,000	Deutsche Bank AG	12/15/16	77,628
EUR	223,226	USD	245,370	Deutsche Bank AG	5/18/17	(6,795)
EUR	95,000	USD	101,147	Deutsche Bank AG	5/18/17	386
INR	33,975,000	USD	488,849	Deutsche Bank AG	5/18/17	(2,515)
INR	13,000,000	USD	188,406	JPMorgan Chase Bank N.A.	5/18/17	(2,318)
MXN	11,500,000	USD	547,176	JPMorgan Chase Bank N.A.	5/18/17	(277)
PHP	12,276,300	USD	249,164	JPMorgan Chase Bank N.A.	5/18/17	(6,962)
USD	41,507	EUR	36,980	Barclays Bank PLC	5/18/17	1,985
USD	177,244	EUR	159,652	Barclays Bank PLC	5/18/17	6,615
USD	73,452	EUR	66,164	Citibank N.A.	5/18/17	2,739
USD	408,583	EUR	364,000	Deutsche Bank AG	5/18/17	19,554
USD	1,061,743	EUR	945,891	Deutsche Bank AG	5/18/17	50,814
USD	93,190	EUR	82,955	JPMorgan Chase Bank N.A.	5/18/17	4,531
USD	2,712,452	EUR	2,442,000	JPMorgan Chase Bank N.A.	5/18/17	102,542
Total						$271,480

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	2/10/17	JPY	95.00	USD	4,000	$667,724
USD Currency	Call	Citibank N.A.	2/10/17	CAD	1.25	USD	350	24,720
USD Currency	Call	Citibank N.A.	2/23/17	KRW	1,100.00	USD	400	27,406
USD Currency	Call	Citibank N.A.	2/23/17	SGD	1.36	USD	400	21,122
AUD Currency	Call	Citibank N.A.	3/30/17	USD	0.81	AUD	3,400	251,916
EUR Currency	Put	Citibank N.A.	3/30/17	USD	1.14	EUR	5,900	458,541
Total								$1,451,429

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Markit CDX North America Investment Grade, Series 26	1.00%	6/20/21	BBB+	USD	3,000	$13,798
Markit iTraxx Europe, Series 25	1.00%	6/20/21	BBB+	EUR	1,000	3,043
Markit iTraxx Europe, Senior Financial, Series 26	1.00%	12/20/21	A	EUR	1,375	(3,932)
Markit CDX North America Investment Grade, Series 24	1.00%	6/20/25	BBB+	USD	1,250	(12,374)
Total						$535

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/16	USD	400	$(4,914)	$(723)	$(4,191)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(6,009)	(2,772)	(3,237)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(6,009)	(2,781)	(3,228)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	500	(12,019)	(5,787)	(6,232)
Canadian Natural Resources, Ltd.	5.00%	Goldman Sachs International	6/20/17	USD	1,000	(36,221)	(20,157)	(16,064)
Constellation Brands, Inc.	5.00%	Deutsche Bank AG	6/20/17	USD	800	(29,444)	(13,889)	(15,555)
Bank of America Corp.	1.00%	Credit Suisse International	9/20/17	USD	700	(5,572)	2,957	(8,529)
Owens-Illinois INC	5.00%	Citibank N.A.	6/20/18	USD	500	(42,261)	(30,330)	(11,931)
Toys R Us Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	300	5,453	42,415	(36,962)
Toys R Us Inc.	5.00%	Goldman Sachs International	12/20/18	USD	200	3,636	26,502	(22,866)

See Notes to Financial Statements.

32	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

OTC Credit Default Swaps — Buy Protection (continued)
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Toys R Us Inc.	5.00%	Goldman Sachs International	12/20/18	USD	300	$5,453	$54,641	$(49,188)
Toys R Us Inc.	5.00%	Goldman Sachs International	12/20/18	USD	500	9,090	104,834	(95,744)
CSC Holdings LLC	5.00%	Goldman Sachs International	3/20/19	USD	500	(46,645)	(19,048)	(27,597)
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/19	USD	500	(18,571)	(25,512)	6,941
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/19	USD	400	(14,857)	(26,685)	11,828
PHH Corp.	5.00%	Goldman Sachs International	9/20/19	USD	1,500	(72,126)	2,174	(74,300)
Lennar Corp.	5.00%	Citibank N.A.	12/20/19	USD	300	(37,380)	(23,547)	(13,833)
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	500	(28,408)	41,660	(70,068)
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	250	(14,204)	25,621	(39,825)
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	250	(14,204)	22,819	(37,023)
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	200	(11,363)	32,468	(43,831)
Lennar Corp.	5.00%	Goldman Sachs International	12/20/20	USD	200	(28,490)	(16,552)	(11,938)
Rite Aid Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	350	(61,077)	(51,551)	(9,526)
AES Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	300	(38,613)	(31,235)	(7,378)
AES Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	90	(11,584)	(9,382)	(2,202)
AES Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	130	(16,732)	(12,526)	(4,206)
AES Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	90	(11,585)	(8,900)	(2,685)
AES Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	250	(32,178)	(31,110)	(1,068)
Intesa Sanpaolo SPA	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	300	7,569	35,173	(27,604)
Olin Corp.	1.00%	Goldman Sachs International	6/20/21	USD	105	7,188	7,206	(18)
Rite Aid Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	220	(40,467)	(30,878)	(9,589)
Royal Bank of Scotland PLC	1.00%	JPMorgan Chase Bank N.A.	6/20/21	EUR	50	422	5,648	(5,226)
Olin Corp.	1.00%	Goldman Sachs International	6/21/21	USD	325	16,125	23,602	(7,477)
Total						$(585,997)	$64,355	$(650,352)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.00%	Credit Suisse International	9/20/17	BBB+	USD	700	$5,411	$(2,932)	$8,343
iHeartComm-unications, Inc.	5.00%	Barclays Bank PLC	6/20/18	CC	USD	250	(90,420)	(27,892)	(62,528)
Markit LCDX North America Index, Series 21, Version 3	2.50%	Credit Suisse International	12/20/18	N/R	USD	294	7,781	4,790	2,991
Tenet Healthcare Corp.	5.00%	Barclays Bank PLC	12/20/18	B	USD	400	18,452	11,281	7,171
Beazer Homes USA, Inc.	5.00%	Citibank N.A.	12/20/19	B-	USD	300	23,136	5,275	17,861
United Mexican States	1.00%	Citibank N.A.	6/20/20	BBB+	USD	400	(4,414)	(3,505)	(909)
EDF S.A.	1.00%	Barclays Bank PLC	9/20/20	A	EUR	500	7,509	10,490	(2,981)
Engie S.A.	1.00%	Barclays Bank PLC	9/20/20	A-	EUR	500	13,240	13,035	205
Orange S.A.	1.00%	Citibank N.A.	9/20/20	BBB+	EUR	500	12,324	8,426	3,898
Beazer Homes USA, Inc.	5.00%	Goldman Sachs International	12/20/20	B-	USD	200	11,126	(19,034)	30,160
Calpine Corp	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	90	7,081	5,297	1,784
Calpine Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	300	23,603	17,617	5,986
Calpine Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	130	10,229	5,653	4,576
Calpine Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	90	7,081	4,114	2,967
Calpine Corp.	5.00%	JPMorgan Chase Bank N.A.	6/20/21	B	USD	250	19,669	15,349	4,320
Markit MCDX North America Index, Series 27	1.00%	Citibank N.A.	12/20/21	AA	USD	400	4,805	4,041	764
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	3/20/23	BB-	USD	500	(62,807)	(24,032)	(38,775)
Total							$13,806	$27,973	$(14,167)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered		Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation
1.125%	3.045%	EUR	300	USD	336	Citibank N.A.	12/15/21	$14,673	—	$14,673
[1] At expiration date, the notional amount delivered will be exchanged for the notional amount received.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	33

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$81,710	—	$81,710
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$290,347	—	—	290,347
Options purchased	Investments at value — unaffiliated[2]	—	—	—	1,451,429	—	—	1,451,429
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$642,883	—	—	14,673	—	657,556
Swaps — centrally cleared	Net unrealized appreciation[1]	—	16,841	—	—	—	—	16,841

Total		—	$659,724	—	$1,741,776	$96,383	—	$2,497,883

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$166,940	—	$166,940
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$18,867	—	—	18,867
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,215,074	—	—	—	—	1,215,074
Swaps — centrally cleared	Net unrealized depreciation[1]	—	16,306	—	—	—	—	16,306

Total		—	$1,231,380	—	$18,867	$166,940	—	$1,417,187

[1] Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended November 30, 2016, the effect of derivative financial instruments in the Statements of Operation was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(20,958)	—	$(20,958)
Forward foreign currency exchange contracts	—	—	—	$107,466	—	—	107,466
Options purchased[1]	—	—	—	81,458	—	—	81,458
Swaps	—	$(275,298)	—	—	597	—	(274,701)

Total	—	$(275,298)	—	$188,924	$(20,361)	—	$(106,735)

[1] Options purchased are included in the net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(163,462)	—	$(163,462)
Forward foreign currency exchange contracts	—	—	—	$177,222	—	—	177,222
Options purchased[2]	—	—	—	273,829	—	—	273,829
Swaps	—	$(84,725)	—	—	13,295	—	(71,430)

Total	—	$(84,725)	—	$451,051	$(150,167)	—	$216,159

[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

34	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,493,096
Average notional value of contracts — short	$8,065,810
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,847,927
Average amounts sold — in USD	$1,894,849
Options:
Average value of option contracts purchased	$1,427,320
Credit default swaps:
Average notional value — buy protection	$14,367,240
Average notional value — sell protection	$13,572,506
Currency swaps:
Average notional value — receives	$336,000

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$44,603	$72,449
Forward foreign currency exchange contracts	290,347	18,867
Options[1]	1,451,429	—
Swaps — Centrally cleared	3,826	—
Swaps — OTC[2]	657,556	1,215,074

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,447,761	$1,306,390

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(48,429)	(72,449)

Total derivative assets and liabilities subject to an MNA	$2,399,332	$1,233,941

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2,3]
Barclays Bank PLC	$50,782	$(50,782)	—	—	—
Citibank N.A.	1,509,106	(84,055)	$(1,425,051)	—	—
Credit Suisse International	19,081	(11,461)	—	—	$7,620
Deutsche Bank AG	171,935	(101,561)	—	—	70,374
Goldman Sachs International	390,456	(390,456)	—	—	—
JPMorgan Chase Bank N.A.	257,972	(257,972)	—	—	—

Total	$2,399,332	$(896,287)	$(1,425,051)	—	$77,994

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Barclays Bank PLC	$98,315	$(50,782)	—	—	$47,533
Citibank N.A.	84,055	(84,055)	—	—	—
Credit Suisse International	11,461	(11,461)	—	—	—
Deutsche Bank AG	101,561	(101,561)	—	—	—
Goldman Sachs International	646,964	(390,456)	—	$(256,508)	—
JPMorgan Chase Bank N.A.	291,585	(257,972)	—	—	33,613

Total	$1,233,941	$(896,287)	—	$(256,508)	$81,146

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount may also include forward foreign currency exchange contracts and/or currency options that are not required to be collateralized.
[4] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
[5] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	35

Schedule of Investments (continued)	FDP BlackRock Franklin Templeton Total Return Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Oil, Gas & Consumable Fuels	$104,039	—	—	$104,039
Paper & Forest Products	1,482	—	—	1,482
Asset-Backed Securities	—	$21,205,979	$2,882,669	24,088,648
Corporate Bonds	—	79,750,428	—	79,750,428
Floating Rate Loan Interests	—	4,876,768	512,449	5,389,217
Foreign Agency Obligations	—	7,885,584	—	7,885,584
Municipal Bonds	—	3,473,016	—	3,473,016
Non-Agency Mortgage-Backed Securities	—	7,287,425	—	7,287,425
Capital Trusts	—	1,076,500	—	1,076,500
Preferred Stock	614,640	—	—	614,640
U.S. Government Sponsored Agency Securities	—	54,897,971	—	54,897,971
U.S. Treasury Obligations	—	23,407,304	—	23,407,304
Warrants	1,452	—	—	1,452
Short-Term Securities:
Time Deposits	—	1,997,314	—	1,997,314
Options Purchased:
Foreign currency exchange contracts	—	1,451,429	—	1,451,429
Liabilities:
Unfunded Floating Rate Loan Interests	—	—	(5,625)	(5,625)

Total	$721,613	$207,309,718	$3,389,493	$211,420,824

Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$126,636	—	$126,636
Interest rate contracts	$81,710	14,673	—	96,383
Foreign currency exchange contracts	—	290,347	—	290,347
Liabilities:
Credit contracts	—	(790,620)	—	(790,620)
Interest rate contracts	(166,940)	—	—	(166,940)
Foreign currency exchange contracts	—	(18,867)	—	(18,867)

Total	$(85,230)	$(377,831)	—	$(463,061)

[1] Derivative financial instruments are swaps, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$15,769	—	—	$15,769
Cash Pledged:
Collateral — OTC Derivatives	972,745	—	—	972,745
Futures contracts	300,798	—	—	300,798
Liabilities:
Bank overdraft	—	$(10,596)	—	(10,596)

Total	$1,289,312	$(10,596)	—	$1,278,716

During the six months ended November 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

36	FDP SERIES, INC.	NOVEMBER 30, 2016

Schedule of Investments (concluded)	FDP BlackRock Franklin Templeton Total Return Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Values	Asset-Backed Securities	Floating Rate Loan Interests	Unfunded Floating Rate Loan Interests	Total
Opening Balance, as of May 31, 2016	$2,829,260	$391,877	$(8,960)	$3,212,177
Transfers into Level 3	—	353,343	—	353,343
Transfers out of Level 3	—	(202,998)	—	(202,998)
Accrued discounts/premiums	—	(86)	—	(86)
Net realized gain (loss)	—	(176)	—	(176)
Net change in unrealized appreciation (depreciation)[1,2]	53,409	5,086	3,335	61,830
Purchases	—	—	—	—
Sales	—	(34,597)	—	(34,597)

Closing Balance, as of November 30, 2016	$2,882,669	$512,449	$(5,625)	$3,389,493

Net change in unrealized appreciation/depreciation on investments still held at November 30, 2016[2]	$53,409	$5,086	$3,335	$61,830

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	37

Statements of Assets and Liabilities

November 30, 2016 (Unaudited)	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund	FDP BlackRock Franklin Templeton Total Return Fund

Assets
Investments at value — unaffiliated[1]	$134,728,958	$121,691,693	$133,645,181	$211,426,449
Investments at value — affiliated[2]	—	—	55,270	—
Cash pledged:
Collateral — OTC derivatives	—	—	—	972,745
Futures contracts	—	—	—	300,798
Foreign currency at value[3]	315	—	245	15,769
Receivables:
Investments sold — unaffiliated	1,112,098	507,220	—	1,181,643
Dividends — unaffiliated	529,237	187,035	388,264	—
Capital shares sold	98,793	19,714	10,859	397,445
Interest — unaffiliated	—	—	—	1,402,284
Principal paydowns	—	—	—	12,441
Variation margin on futures contracts	—	—	—	44,603
Variation margin on centrally cleared swaps	—	—	—	3,826
Swap premiums paid	—	—	—	533,088
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	74,778	290,347
OTC derivatives	—	—	—	124,468
Prepaid expenses	27,392	26,455	26,581	28,542

Total assets	136,496,793	122,432,117	134,201,178	216,734,448

Liabilities
Bank overdraft	—	807,613	—	10,596
Payables:
Investments purchased — unaffiliated	1,226,398	—	490,642	17,481,562
Capital shares redeemed	646,473	598,988	793,697	1,204,391
Investment advisory fees	90,208	75,296	69,331	66,194
Service and distribution fees	74,197	65,300	69,727	90,398
Officer’s and Directors’ fees	3,320	3,337	3,293	3,498
Other affiliates	1,371	1,252	1,210	1,920
Income dividends	—	—	—	365,308
Variation margin on futures contracts	—	—	—	72,449
Other accrued expenses	171,978	144,959	155,517	283,426
Swap premiums received	—	—	—	440,760
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	—	25,042	18,867
OTC derivatives	—	—	—	774,314
Unfunded floating rate loan interests	—	—	—	5,625

Total liabilities	2,213,945	1,696,745	1,608,459	20,819,308

Net Assets	$134,282,848	$120,735,372	$132,592,719	$195,915,140

Net Assets Consist of
Paid-in capital	$160,591,764	$103,789,175	$93,999,259	$203,165,501
Undistributed (distributions in excess of) net investment income	(43,516)	—	699,177	(1,218,410)
Accumulated net investment loss	—	(843,408)	—	—
Undistributed net realized gain (accumulated net realized loss)	(41,054,137)	3,655,772	3,580,126	(1,961,670)
Net unrealized appreciation (depreciation)	14,788,737	14,133,833	34,314,157	(4,070,281)

Net Assets	$134,282,848	$120,735,372	$132,592,719	$195,915,140

[1] Investments at cost — unaffiliated	$119,904,039	$107,557,860	$99,407,637	$215,010,482
[2] Investments at cost — affiliated	—	—	$27,392	—
[3] Foreign currency at cost	$324	—	$245	$16,872

See Notes to Financial Statements.

38	FDP SERIES, INC.	NOVEMBER 30, 2016

Statements of Assets and Liabilities (concluded)

November 30, 2016 (Unaudited)	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund	FDP BlackRock Franklin Templeton Total Return Fund

Net Asset Value
Institutional
Net assets	$5,093,824	$4,916,530	$5,338,694	$7,081,280

Shares outstanding[4]	465,257	333,128	314,614	702,412

Net asset value	$10.95	$14.76	$16.97	$10.08

Investor A
Net assets	$54,868,756	$50,110,259	$54,422,838	$80,931,403

Shares outstanding[4]	5,038,543	3,510,424	3,237,268	8,024,615

Net asset value	$10.89	$14.27	$16.81	$10.09

Investor C
Net assets	$74,320,268	$65,708,583	$72,831,187	$107,902,457

Shares outstanding[4]	6,878,449	5,115,400	4,415,606	10,699,153

Net asset value	$10.80	$12.85	$16.49	$10.09

[4] 100 million shares authorized, $0.10 par value.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	39

Statements of Operations

Six Months Ended November 30, 2016 (Unaudited)	FDP BlackRock MFS Research International Fund	FDP BlackRock Janus Growth Fund	FDP BlackRock Invesco Value Fund	FDP BlackRock Franklin Templeton Total Return Fund

Investment Income
Dividends — unaffiliated	$1,478,742	$800,044	$1,914,391 [1]	$17,909
Interest — unaffiliated	—	—	—	3,571,849
Other income	—	—	—	87,888
Dividends — affiliated	—	—	550	—
Foreign taxes withheld	(136,282)	—	(31,759)	(4,371)

Total Investment Income	1,342,460	800,044	1,883,182	3,673,275

Expenses
Investment advisory	666,538	521,662	463,690	428,024
Service and distribution — class specific	491,797	429,007	437,412	588,587
Transfer agent — class specific	90,543	81,114	80,359	124,544
Professional	51,399	36,576	34,140	54,023
Custodian	44,144	3,789	10,404	25,496
Printing	24,084	22,737	22,725	27,744
Accounting services	22,551	16,851	16,509	26,520
Registration	20,556	19,700	20,029	21,222
Officer and Directors	12,849	12,747	12,744	13,358
Miscellaneous	11,212	7,977	8,417	35,130

Total expenses	1,435,673	1,152,160	1,106,429	1,344,648
Less:
Fees waived by the Manager	(74,060)	(32,604)	(30,522)	—
Fees paid indirectly	(689)	—	(4,773)	(15,382)

Total expenses after fees waived and paid indirectly	1,360,924	1,119,556	1,071,134	1,329,266

Net investment income (loss)	(18,464)	(319,512)	812,048	2,344,009

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,009,208	4,215,220	3,806,306	(118,591)
Futures contracts	—	—	—	(20,958)
Foreign currency transactions	(41,817)	—	826,375	111,506
Swaps	—	—	—	(274,701)

	967,391	4,215,220	4,632,681	(302,744)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,309,764)	(1,972,105)	11,154,358	(1,925,359)
Investments — affiliated	—	—	10,400	—
Futures contracts	—	—	—	(163,462)
Foreign currency translations	(18,920)	—	(124,816)	161,228
Swaps	—	—	—	(71,430)
Unfunded floating rate loan interests	—	—	—	3,335

	(3,328,684)	(1,972,105)	11,039,942	(1,995,688)

Net realized and unrealized gain (loss)	(2,361,293)	2,243,115	15,672,623	(2,298,432)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,379,757)	$1,923,603	$16,484,671	$45,577

[1] Includes non-recurring dividends in the amount of $222,921.

See Notes to Financial Statements.

40	FDP SERIES, INC.	NOVEMBER 30, 2016

Statements of Changes in Net Assets

	FDP BlackRock MFS Research International Fund		FDP BlackRock Janus Growth Fund
	Six Months Ended November 30, 2016	Year Ended May 31,	Six Months Ended November 30, 2016	Year Ended May 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2016	(Unaudited)	2016

Operations
Net investment income (loss)	$(18,464)	$1,106,875	$(319,512)	$(1,778,618)
Net realized gain (loss)	967,391	(8,202,690)	4,215,220	10,334,627
Net change in unrealized appreciation (depreciation)	(3,328,684)	(17,456,757)	(1,972,105)	(14,186,494)

Net increase (decrease) in net assets resulting from operations	(2,379,757)	(24,552,572)	1,923,603	(5,630,485)

Distributions to Shareholders[1]
From net investment income:
Institutional	(81,732)	(74,484)	—	—
Investor A	(702,227)	(640,771)	—	—
Investor C	(287,407)	(180,101)	—	—
From net realized gain:
Institutional	—	—	(178,424)	(788,811)
Investor A	—	—	(1,848,973)	(8,197,706)
Investor C	—	—	(2,872,214)	(13,286,818)

Decrease in net assets resulting from distributions to shareholders	(1,071,366)	(895,356)	(4,899,611)	(22,273,335)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,226,216)	(6,864,839)	(12,055,073)	3,752,179

Net Assets
Total decrease in net assets	(19,677,339)	(32,312,767)	(15,031,081)	(24,151,641)
Beginning of period	153,960,187	186,272,954	135,766,453	159,918,094

End of period	$134,282,848	$153,960,187	$120,735,372	$135,766,453

Undistributed (distributions in excess of) net investment income, end of period	$(43,516)	$1,046,314	—	—

Accumulated net investment loss, end of period	—	—	$(843,408)	$(523,896)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	41

Statements of Changes in Net Assets

	FDP BlackRock Invesco Value Fund		FDP BlackRock Franklin Templeton Total Return Fund
	Six Months Ended November 30, 2016	Year Ended May 31,	Six Months Ended November 30, 2016	Year Ended May 31,
Increase (Decrease) in Net Assets:	(Unaudited)	2016	(Unaudited)	2016

Operations
Net investment income	$812,048	$1,235,927	$2,344,009	$3,972,415
Net realized gain	4,632,681	6,710,203	(302,744)	(2,106,561)
Net change in unrealized appreciation (depreciation)	11,039,942	(21,097,895)	(1,995,688)	(3,776,036)

Net increase (decrease) in net assets resulting from operations	16,484,671	(13,151,765)	45,577	(1,910,182)

Distributions to Shareholders[1]
From net investment income:
Institutional	(51,048)	(113,866)	(90,724)	(281,287)
Investor A	(465,738)	(1,025,859)	(940,851)	(3,207,475)
Investor C	(434,897)	(900,855)	(979,659)	(3,948,736)
From net realized gain:
Institutional	(19,871)	—	—	(58,428)
Investor A	(201,770)	—	—	(711,340)
Investor C	(292,511)	—	—	(1,043,502)

Decrease in net assets resulting from distributions to shareholders	(1,465,835)	(2,040,580)	(2,011,234)	(9,250,768)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(18,776,633)	(7,730,707)	(21,986,917)	(16,110,459)

Net Assets
Total decrease in net assets	(3,757,797)	(22,923,052)	(23,952,574)	(27,271,409)
Beginning of period	136,350,516	159,273,568	219,867,714	247,139,123

End of period	$132,592,719	$136,350,516	$195,915,140	$219,867,714

Undistributed (distributions in excess of) net investment income, end of period	$699,177	$838,812	$(1,218,410)	$(1,551,185)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	FDP SERIES, INC.	NOVEMBER 30, 2016

Financial Highlights	FDP BlackRock MFS Research International Fund

	Institutional							Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.28		$13.05	$13.32	$11.77	$9.45	$11.98	$11.20		$12.97	$13.24	$11.70	$9.41	$11.93

Net investment income[1]	0.04		0.16	0.17	0.28	0.19	0.20	0.02		0.13	0.14	0.25	0.16	0.17
Net realized and unrealized gain (loss)	(0.21)		(1.78)	(0.18)	1.45	2.31	(2.56)	(0.20)		(1.78)	(0.17)	1.45	2.29	(2.55)

Net increase (decrease) from investment operations	(0.17)		(1.62)	(0.01)	1.73	2.50	(2.36)	(0.18)		(1.65)	(0.03)	1.70	2.45	(2.38)

Distributions from net investment income[2]	(0.16)		(0.15)	(0.26)	(0.18)	(0.18)	(0.17)	(0.13)		(0.12)	(0.24)	(0.16)	(0.16)	(0.14)

Net asset value, end of period	$10.95		$11.28	$13.05	$13.32	$11.77	$9.45	$10.89		$11.20	$12.97	$13.24	$11.70	$9.41

Total Return[3]
Based on net asset value	(1.52)%	[4]	(12.57)%	(0.04)%	14.88%	26.81%	(19.97)%	(1.61)%	[4]	(12.85)%	(0.25)%	14.67%	26.34%	(20.15)%

Ratios to Average Net Assets
Total expenses	1.27%	[5]	1.44%	1.26%	1.23%	1.27%	1.31%	1.52%	[5]	1.68%	1.51%	1.48%	1.51%	1.55%

Total expenses after fees waived and paid indirectly	1.17%	[5]	1.34%	1.26%	1.23%	1.27%	1.31%	1.42%	[5]	1.58%	1.51%	1.48%	1.51%	1.55%

Net investment income	0.64%	[5]	1.37%	1.32%	2.21%	1.73%	1.89%	0.39%	[5]	1.12%	1.09%	2.00%	1.51%	1.67%

Supplemental Data
Net assets, end of period (000)	$5,094		$5,817	$6,478	$5,961	$4,768	$3,761	$54,869		$60,141	$70,702	$62,636	$43,560	$30,343

Portfolio turnover rate	17%		37%	27%	29%	34%	39%	17%		37%	27%	29%	34%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	43

Financial Highlights (concluded)	FDP BlackRock MFS Research International Fund

	Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$11.06		$12.81	$13.08	$11.57	$9.29	$11.78

Net investment income (loss)[1]	(0.02)		0.04	0.04	0.14	0.07	0.08
Net realized and unrealized gain (loss)	(0.20)		(1.77)	(0.17)	1.44	2.28	(2.52)

Net increase (decrease) from investment operations	(0.22)		(1.73)	(0.13)	1.58	2.35	(2.44)

Distributions from net investment income[2]	(0.04)		(0.02)	(0.14)	(0.07)	(0.07)	(0.05)

Net asset value, end of period	$10.80		$11.06	$12.81	$13.08	$11.57	$9.29

Total Return[3]
Based on net asset value	(2.02)%	[4]	(13.52)%	(0.97)%	13.72%	25.46%	(20.77)%

Ratios to Average Net Assets
Total expenses	2.28%	[5]	2.44%	2.26%	2.24%	2.27%	2.31%

Total expenses after fees waived and paid indirectly	2.18%	[5]	2.34%	2.26%	2.24%	2.27%	2.31%

Net investment income (loss)	(0.36)%	[5]	0.34%	0.29%	1.16%	0.69%	0.79%

Supplemental Data
Net assets, end of period (000)	$74,320		$88,002	$109,093	$108,426	$89,448	$77,861

Portfolio turnover rate	17%		37%	27%	29%	34%	39%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

44	FDP SERIES, INC.	NOVEMBER 30, 2016

Financial Highlights	FDP BlackRock Janus Growth Fund

	Institutional							Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.01		$17.66	$17.11	$15.23	$12.63	$12.68	$14.55		$17.23	$16.75	$14.94	$12.43	$12.50

Net investment income (loss)[1]	0.01		(0.08)	(0.02)	(0.02)	0.07	0.03	(0.01)		(0.12)	(0.06)	(0.06)	0.04	0.00 [2]
Net realized and unrealized gain (loss)	0.25		(0.30)	1.60	2.67	2.53	(0.08)	0.24		(0.29)	1.57	2.62	2.47	(0.07)

Net increase (decrease) from investment operations	0.26		(0.38)	1.58	2.65	2.60	(0.05)	0.23		(0.41)	1.51	2.56	2.51	(0.07)

Distributions from net realized gain[3]	(0.51)		(2.27)	(1.03)	(0.77)	—	—	(0.51)		(2.27)	(1.03)	(0.75)	—	—

Net asset value, end of period	$14.76		$15.01	$17.66	$17.11	$15.23	$12.63	$14.27		$14.55	$17.23	$16.75	$14.94	$12.43

Total Return[4]
Based on net asset value	1.68%	[5]	(2.81)%	9.55%	17.70%	20.59%	(0.39)%	1.53%	[5]	(3.08)%	9.32%	17.42%	20.19%	(0.56)%

Ratios to Average Net Assets
Total expenses	1.10%	[6]	1.35%	1.10%	1.07%	1.13%	1.14%	1.35%	[6]	1.60%	1.35%	1.32%	1.38%	1.39%

Total expenses after fees waived and paid indirectly	1.05%	[6]	1.30%	1.05%	1.02%	1.08%	1.14%	1.30%	[6]	1.55%	1.30%	1.27%	1.33%	1.39%

Net investment income (loss)	0.18%	[6]	(0.54)%	(0.09)%	(0.10)%	0.54%	0.27%	(0.07)%[6]		(0.79)%	(0.34)%	(0.35)%	0.30%	0.02%

Supplemental Data
Net assets, end of period (000)	$4,917		$5,397	$5,959	$5,597	$4,789	$3,787	$50,110		$53,675	$61,289	$55,133	$40,097	$28,104

Portfolio turnover rate	24%		128%	86%	101%	127%	61%	24%		128%	86%	101%	127%	61%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	45

Financial Highlights (concluded)	FDP BlackRock Janus Growth Fund

	Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.19		$15.93	$15.68	$14.08	$11.79	$11.96

Net investment loss[1]	(0.05)		(0.21)	(0.17)	(0.17)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	0.22		(0.26)	1.45	2.46	2.35	(0.08)

Net increase (decrease) from investment operations	0.17		(0.47)	1.28	2.29	2.29	(0.17)

Distributions from net realized gain[2]	(0.51)		(2.27)	(1.03)	(0.69)	—	—

Net asset value, end of period	$12.85		$13.19	$15.93	$15.68	$14.08	$11.79

Total Return[3]
Based on net asset value	1.22%	[4]	(3.85)%	8.46%	16.48%	19.42%	(1.42)%

Ratios to Average Net Assets
Total expenses	2.11%	[5]	2.36%	2.11%	2.08%	2.13%	2.15%

Total expenses after fees waived and paid indirectly	2.06%	[5]	2.31%	2.06%	2.03%	2.08%	2.15%

Net investment loss	(0.84)%	[5]	(1.55)%	(1.10)%	(1.11)%	(0.46)%	(0.75)%

Supplemental Data
Net assets, end of period (000)	$65,709		$76,694	$92,669	$93,094	$80,148	$72,267

Portfolio turnover rate	24%		128%	86%	101%	127%	61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

46	FDP SERIES, INC.	NOVEMBER 30, 2016

Financial Highlights	FDP BlackRock Invesco Value Fund

	Institutional							Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.12		$16.68	$15.78	$13.36	$9.97	$10.69	$14.98		$16.53	$15.63	$13.26	$9.89	$10.61

Net investment income[1]	0.15	[2]	0.23	0.18	0.21	0.16	0.15	0.13	[2]	0.19	0.14	0.17	0.13	0.12
Net realized and unrealized gain (loss)	1.91		(1.47)	0.99	2.30	3.36	(0.72)	1.89		(1.46)	0.97	2.28	3.35	(0.72)

Net increase (decrease) from investment operations	2.06		(1.24)	1.17	2.51	3.52	(0.57)	2.02		(1.27)	1.11	2.45	3.48	(0.60)

Distributions:[3]
From net investment income	(0.15)		(0.32)	(0.27)	(0.09)	(0.13)	(0.15)	(0.13)		(0.28)	(0.21)	(0.08)	(0.11)	(0.12)
From net realized gain	(0.06)		—	—	—	—	—	(0.06)		—	—	—	—	—

Total distributions	(0.21)		(0.32)	(0.27)	(0.09)	(0.13)	(0.15)	(0.19)		(0.28)	(0.21)	(0.08)	(0.11)	(0.12)

Net asset value, end of period	$16.97		$15.12	$16.68	$15.78	$13.36	$9.97	$16.81		$14.98	$16.53	$15.63	$13.26	$9.89

Total Return[4]
Based on net asset value	13.74%	[5]	(7.54)%	7.49%	18.89%	35.68%	(5.36)%	13.62%[5]		(7.78)%	7.19%	18.56%	35.47%	(5.63)%

Ratios to Average Net Assets
Total expenses	1.01%	[6]	1.20%	1.00%	0.98%	1.06%	1.05%	1.25%	[6]	1.45%	1.25%	1.22%	1.30%	1.30%

Total expenses after fees waived and paid indirectly	0.95%	[6]	1.20%	1.00%	0.98%	1.06%	1.05%	1.20%	[6]	1.45%	1.25%	1.22%	1.30%	1.30%

Net investment income	1.90%	[2,6]	1.54%	1.13%	1.43%	1.37%	1.46%	1.65%	[2,6]	1.29%	0.88%	1.19%	1.13%	1.22%

Supplemental Data
Net assets, end of period (000)	$5,339		$5,376	$5,890	$5,373	$4,330	$3,347	$54,423		$53,623	$60,815	$54,119	$38,807	$26,457

Portfolio turnover rate	8%		15%	19%	14%	13%	17%	8%		15%	19%	14%	13%	17%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.03 per share and 0.34%, respectively, resulting from a special dividend from Johnson Controls International PLC in October 2016.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	47

Financial Highlights (concluded)	FDP BlackRock Invesco Value Fund

	Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.71		$16.24	$15.37	$13.09	$9.77	$10.47

Net investment income[1]	0.07	[2]	0.08	0.02	0.06	0.04	0.04
Net realized and unrealized gain (loss)	1.86		(1.45)	0.96	2.26	3.30	(0.70)

Net increase (decrease) from investment operations	1.93		(1.37)	0.98	2.32	3.34	(0.66)

Distributions:[3]
From net investment income	(0.09)		(0.16)	(0.11)	(0.04)	(0.02)	(0.04)
From net realized gain	(0.06)		—	—	—	—	—

Total distributions	(0.15)		(0.16)	(0.11)	(0.04)	(0.02)	(0.04)

Net asset value, end of period	$16.49		$14.71	$16.24	$15.37	$13.09	$9.77

Total Return[4]
Based on net asset value	13.17%	[5]	(8.51)%	6.40%	17.76%	34.30%	(6.28)%

Ratios to Average Net Assets
Total expenses	2.02%	[6]	2.21%	2.01%	1.98%	2.06%	2.05%

Total expenses after fees waived and paid indirectly	1.96%	[6]	2.21%	2.01%	1.98%	2.06%	2.05%

Net investment income	0.88%	[2,6]	0.53%	0.12%	0.41%	0.37%	0.46%

Supplemental Data
Net assets, end of period (000)	$72,831		$77,352	$92,568	$92,201	$79,259	$67,211

Portfolio turnover rate	8%		15%	19%	14%	13%	17%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.03 per share and 0.34%, respectively, resulting from a special dividend from Johnson Controls International PLC in October 2016.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

48	FDP SERIES, INC.	NOVEMBER 30, 2016

Financial Highlights	FDP BlackRock Franklin Templeton Total Return Fund

	Institutional							Investor A
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,
			2016	2015	2014	2013	2012			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.20		$10.67	$10.75	$10.71	$10.56	$10.50	$10.20		$10.67	$10.76	$10.71	$10.57	$10.50

Net investment income[1]	0.14		0.23	0.23	0.28	0.30	0.33	0.13		0.21	0.20	0.26	0.27	0.30
Net realized and unrealized gain (loss)	(0.13)		(0.24)	0.05	0.06	0.23	0.08	(0.13)		(0.25)	0.04	0.06	0.23	0.09

Net increase (decrease) from investment operations	0.01		(0.01)	0.28	0.34	0.53	0.41	0.00	[2]	(0.04)	0.24	0.32	0.50	0.39

Distributions:[3]
From net investment income	(0.13)		(0.23)	(0.23)	(0.29)	(0.38)	(0.35)	(0.11)		(0.20)	(0.20)	(0.26)	(0.36)	(0.32)
From net realized gain	—		(0.23)	(0.13)	(0.01)	—	—	—		(0.23)	(0.13)	(0.01)	—	—

Total distributions	(0.13)		(0.46)	(0.36)	(0.30)	(0.38)	(0.35)	(0.11)		(0.43)	(0.33)	(0.27)	(0.36)	(0.32)

Net asset value, end of period	$10.08		$10.20	$10.67	$10.75	$10.71	$10.56	$10.09		$10.20	$10.67	$10.76	$10.71	$10.57

Total Return[4]
Based on net asset value	0.04%	[5]	0.05%	2.61%	3.18%	5.03%	3.89%	0.02%	[5]	(0.20)%	2.26%	3.03%	4.67%	3.74%

Ratios to Average Net Assets
Total expenses	0.70%	[6]	0.82%	0.69%	0.68%	0.71%	0.74%	0.95%	[6]	1.07%	0.94%	0.93%	0.95%	0.99%

Total expenses after fees paid indirectly	0.69%	[6]	0.81%	0.69%	0.68%	0.71%	0.74%	0.93%	[6]	1.06%	0.94%	0.93%	0.95%	0.99%

Net investment income	2.74%	[6]	2.26%	2.12%	2.71%	2.76%	3.16%	2.50%	[6]	2.01%	1.87%	2.46%	2.51%	2.90%

Supplemental Data
Net assets, end of period (000)	$7,081		$7,507	$7,455	$6,791	$5,506	$4,809	$80,931		$86,870	$97,067	$86,986	$63,283	$48,467

Portfolio turnover rate[7]	136%		315%	283%	296%	322%	292%	136%		315%	283%	296%	322%	292%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Institutional						Investor A
	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31,					Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31,
		2016	2015	2014	2013	2012		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	79%	115%	80%	137%	128%	137%	79%	115%	80%	137%	128%	137%

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2016	49

Financial Highlights (concluded)	FDP BlackRock Franklin Templeton Total Return Fund

	Investor C
	Six Months Ended November 30, 2016 (Unaudited)		Year Ended May 31,

			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.20		$10.67	$10.76	$10.71	$10.57	$10.50

Net investment income[1]	0.10		0.15	0.14	0.20	0.21	0.24
Net realized and unrealized gain (loss)	(0.13)		(0.24)	0.04	0.06	0.23	0.09

Net increase (decrease) from investment operations	(0.03)		(0.09)	0.18	0.26	0.44	0.33

Distributions:[2]
From net investment income	(0.08)		(0.15)	(0.14)	(0.20)	(0.30)	(0.26)
From net realized gain	—		(0.23)	(0.13)	(0.01)	—	—

Total distributions	(0.08)		(0.38)	(0.27)	(0.21)	(0.30)	(0.26)

Net asset value, end of period	$10.09		$10.20	$10.67	$10.76	$10.71	$10.57

Total Return[3]
Based on net asset value	(0.27)%	[4]	(0.76)%	1.69%	2.45%	4.10%	3.16%

Ratios to Average Net Assets
Total expenses	1.51%	[5]	1.63%	1.50%	1.49%	1.51%	1.54%

Total expenses after fees paid indirectly	1.50%	[5]	1.62%	1.50%	1.49%	1.51%	1.54%

Net investment income	1.94%	[5]	1.45%	1.31%	1.90%	1.96%	2.35%

Supplemental Data
Net assets, end of period (000)	$107,902		$125,490	$142,617	$138,904	$116,996	$113,271

Portfolio turnover rate[6]	136%		315%	283%	296%	322%	292%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended November 30, 2016 (Unaudited)	Year Ended May 31,
		2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	79%	115%	80%	137%	128%	137%

See Notes to Financial Statements.

50	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Diversification Classification
FDP BlackRock MFS Research International Fund	MFS Fund	Diversified
FDP BlackRock Janus Growth Fund	Janus Fund	Diversified
FDP BlackRock Invesco Value Fund	Invesco Fund	Diversified
FDP BlackRock Franklin Templeton Total Return Fund	Franklin Templeton Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a contingent deferred sales charge (“CDSC”). Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	Yes[1]	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

FDP SERIES, INC.	NOVEMBER 30, 2016	51

Notes to Financial Statements (continued)

Distributions: For MFS Fund, Janus Fund and Invesco Fund, distributions paid by the Funds are recorded on the ex-dividend date. For Franklin Templeton Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

52	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

FDP SERIES, INC.	NOVEMBER 30, 2016	53

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

54	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, a Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
BMC Software Finance, Inc.	$288,534	$277,929	$272,304	$(5,625)

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

FDP SERIES, INC.	NOVEMBER 30, 2016	55

Notes to Financial Statements (continued)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

56	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

FDP SERIES, INC.	NOVEMBER 30, 2016	57

Notes to Financial Statements (continued)

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Not exceeding $1 Billion	0.90%	0.80%	0.70%	0.40%
$1 Billion — $3 Billion	0.85%	0.75%	0.66%	0.38%
$3 Billion — $5 Billion	0.81%	0.72%	0.63%	0.36%
$5 Billion — $10 Billion	0.78%	0.70%	0.61%	0.35%
Greater than $10 Billion	0.77%	0.68%	0.60%	0.34%

58	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

The Manager entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Adviser	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Janus Fund	Janus Capital Management, LLC	0.40% of first $200 million
		0.35% above $200 million
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

Service and Distribution Fees: The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Investor A	0.25%	0.25%	0.25%	0.25%
Investor C	0.25%	0.25%	0.25%	0.25%
	Distribution Fees
Investor C	0.75%	0.75%	0.75%	0.55%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the six months ended November 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees
	Investor A	Investor C	Total
MFS Fund	$73,591	$418,206	$491,797
Janus Fund	$65,599	$363,408	$429,007
Invesco Fund	$66,206	$371,206	$437,412
Franklin Templeton Fund	$107,211	$481,376	$588,587

Transfer Agent: For the six months ended November 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Total
MFS Fund	$3,363	$34,017	$53,163	$90,543
Janus Fund	$3,126	$30,765	$47,223	$81,114
Invesco Fund	$3,123	$30,393	$46,843	$80,359
Franklin Templeton Fund	$4,157	$46,854	$73,533	$124,544

Other Fees: For the six months ended November 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$2,745	$2,354	$2,291	$4,703

For the six months ended November 30, 2016, affiliates received CDSCs as follows:

	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$1,061	$663	$724	$1,087
Investor C	$4,746	$3,556	$4,158	$9,198

FDP SERIES, INC.	NOVEMBER 30, 2016	59

Notes to Financial Statements (continued)

Expense Limitations and Waivers: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets is as follows:

Share Class	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Institutional	1.95%	1.95%	1.95%	1.95%
Investor A	2.20%	2.20%	2.20%	2.20%
Investor C	2.95%	2.95%	2.95%	2.75%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to September 30, 2017, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended November 30, 2016, there were no fees waived and/or reimbursed by the Manager.

The Manager for the following Funds voluntarily agreed to waive a portion of its investment advisory fee equal to the annual rate of each Fund’s average daily net assets as follows:

MFS Fund	Janus Fund	Invesco Fund[1]
0.10%	0.05%	0.05%
[1]	Effective June 15, 2016.

For the six months ended November 30, 2016, the amounts waived were as follows:

	MFS Fund	Janus Fund	Invesco Fund
Amount waived	$74,060	$32,604	$30,522

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds. Prior to September 1, 2016, the Manager did not waive such fees. On September 28, 2016, this waiver became contractual through September 30, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of the Funds. This amount is included in fees waived by the Manager in the Statements of Operations.

For the six months ended November 30, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Amount reimbursed	$918	$837	$810	$1,281

Officers and Directors: Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended November 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
MFS Fund	$86,815	$216,135	$9,706
Invesco fund	$44,428	$247,280	$190,875

7. Purchase and Sales:

For the six months ended November 30, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Non-U.S. Government Securities	$24,271,994	$31,123,709	$10,608,745	$290,097,285
U.S. Government Securities	—	—	—	9,169,329

Total Purchases	$24,271,994	$31,123,709	$10,608,745	$299,266,614

60	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

Sales	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Non-U.S. Government Securities	$39,927,885	$47,317,670	$30,065,088	$304,107,752
U.S. Government Securities	—	—	—	8,258,128

Total Sales	$39,927,885	$47,317,670	$30,065,088	$312,365,880

For the six months ended November 30, 2016, purchases and sales related to mortgage dollar rolls for Franklin Templeton Fund were $125,723,499 and $125,953,243, respectively.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of May 31, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	MFS Fund	Franklin Templeton Fund
No expiration date[1]	—	$1,319,792
2017	$257,228	—
2018	30,473,505	—

Total	$30,730,733	$1,319,792

[1]	Must be utilized prior to losses subject to expiration.

As of November 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Janus Fund	Invesco Fund	Franklin Templeton Fund
Tax cost	$121,963,397	$108,117,301	$100,424,268	$215,086,053

Gross unrealized appreciation	$22,678,286	$17,924,601	$38,781,937	$3,620,869
Gross unrealized depreciation	(9,912,725)	(4,350,209)	(5,505,754)	(7,280,473)

Net unrealized appreciation (depreciation)	$12,765,561	$13,574,392	$33,276,183	$(3,659,604)

9. Bank Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held

FDP SERIES, INC.	NOVEMBER 30, 2016	61

Notes to Financial Statements (continued)

by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Franklin Templeton Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Janus Fund invested a significant portion of its assets in securities in the information technology sector and Invesco Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Franklin Templeton Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

62	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (continued)

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

MFS Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	29,780	$336,399	107,256	$1,247,272
Shares issued in reinvestment of distributions	6,465	71,875	5,067	64,961
Shares redeemed	(86,713)	(980,842)	(93,030)	(1,062,952)

Net increase (decrease)	(50,468)	$(572,568)	19,293	$249,281

Investor A
Shares sold	321,440	$3,588,057	1,063,939	$12,193,856
Shares issued in reinvestment of distributions	56,966	630,613	44,728	570,735
Shares redeemed	(707,707)	(7,938,918)	(1,194,053)	(13,627,319)

Net decrease	(329,301)	$(3,720,248)	(85,386)	$(862,728)

Investor C
Shares sold	352,458	$3,895,523	1,470,672	$16,758,629
Shares issued in reinvestment of distributions	22,389	246,496	12,141	154,075
Shares redeemed	(1,449,774)	(16,075,419)	(2,048,960)	(23,164,096)

Net decrease	(1,074,927)	$(11,933,400)	(566,147)	$(6,251,392)

Total Net Decrease	(1,454,696)	$(16,226,216)	(632,240)	$(6,864,839)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Janus Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,182	$272,083	58,140	$902,872
Shares issued in reinvestment of distributions	10,535	157,606	42,063	680,048
Shares redeemed	(55,245)	(827,198)	(77,968)	(1,180,018)

Net increase (decrease)	(26,528)	$(397,509)	22,235	$402,902

Investor A
Shares sold	181,674	$2,617,084	565,573	$8,499,400
Shares issued in reinvestment of distributions	116,106	1,681,208	469,745	7,381,175
Shares redeemed	(476,975)	(6,889,586)	(903,098)	(13,394,207)

Net increase (decrease)	(179,195)	$(2,591,294)	132,220	$2,486,368

FDP SERIES, INC.	NOVEMBER 30, 2016	63

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Janus Fund (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	190,654	$2,481,531	847,883	$11,673,847
Shares issued in reinvestment of distributions	191,782	2,506,583	796,813	11,447,573
Shares redeemed	(1,081,923)	(14,054,384)	(1,645,532)	(22,258,511)

Net decrease	(699,487)	$(9,066,270)	(836)	$862,909

Total Net Increase (Decrease)	(905,210)	$(12,055,073)	153,619	$3,752,179

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Invesco Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,679	$195,281	64,673	$973,501
Shares issued in reinvestment of distributions	4,027	61,619	6,130	96,909
Shares redeemed	(57,688)	(900,600)	(68,331)	(1,013,223)

Net increase (decrease)	(40,982)	$(643,700)	2,472	$57,187

Investor A
Shares sold	125,503	$1,902,636	651,803	$9,666,575
Shares issued in reinvestment of distributions	38,800	588,617	56,706	891,701
Shares redeemed	(506,092)	(7,807,661)	(807,927)	(11,966,910)

Net decrease	(341,789)	$(5,316,408)	(99,418)	$(1,408,634)

Investor C
Shares sold	113,598	$1,691,309	868,609	$12,716,424
Shares issued in reinvestment of distributions	40,856	609,979	47,315	744,417
Shares redeemed	(996,260)	(15,117,813)	(1,359,216)	(19,840,101)

Net decrease	(841,806)	$(12,816,525)	(443,292)	$(6,379,260)

Total Net Decrease	(1,224,577)	$(18,776,633)	(540,238)	$(7,730,707)

	Six Months Ended November 30, 2016		Year Ended May 31, 2016
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	55,673	$577,717	161,858	$1,667,732
Shares issued in reinvestment of distributions	7,427	76,695	29,413	297,292
Shares redeemed	(97,030)	(1,002,588)	(153,615)	(1,572,102)

Net increase (decrease)	(33,930)	$(348,176)	37,656	$392,922

Investor A
Shares sold	520,260	$5,385,895	1,517,546	$15,666,221
Shares issued in reinvestment of distributions	81,040	837,159	350,078	3,539,570
Shares redeemed	(1,093,646)	(11,309,341)	(2,444,267)	(25,012,644)

Net decrease	(492,346)	$(5,086,287)	(576,643)	$(5,806,853)

Investor C
Shares sold	502,079	$5,194,359	2,302,481	$23,771,602
Shares issued in reinvestment of distributions	79,656	822,886	430,754	4,345,876
Shares redeemed	(2,186,179)	(22,569,699)	(3,790,876)	(38,814,006)

Net decrease	(1,604,444)	$(16,552,454)	(1,057,641)	$(10,696,528)

Total Net Decrease	(2,130,720)	$(21,986,917)	(1,596,628)	$(16,110,459)

64	FDP SERIES, INC.	NOVEMBER 30, 2016

Notes to Financial Statements (concluded)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

On December 14, 2016, the Board approved certain changes to the Franklin Templeton Fund. In particular, the Board approved a change in the name of the Fund to “FDP BlackRock CoreAlpha Bond Fund” and certain changes to the Fund’s investment objective and strategies. The Board also approved the termination of the Fund’s sub-advisory agreement with Franklin Advisers, Inc. All of these changes are expected to become effective on or about March 10, 2017.

FDP SERIES, INC.	NOVEMBER 30, 2016	65

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Corporation effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors Massachusetts Financial Services Company Boston, MA 02199	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Janus Capital Management, LLC Denver, CO 80206 Invesco Advisers, Inc. Atlanta, GA 30309 Franklin Advisers, Inc. San Mateo, CA 94403	Accounting Agent State Street Bank and Trust Company Boston, MA 02110

66	FDP SERIES, INC.	NOVEMBER 30, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

FDP SERIES, INC.	NOVEMBER 30, 2016	67

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	FDP SERIES, INC.	NOVEMBER 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-11/16-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) –    The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

           Chief Executive Officer (principal executive officer) of

           FDP Series, Inc.

Date: February 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

           Chief Executive Officer (principal executive officer) of

           FDP Series, Inc.

Date: February 3, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews

           Chief Financial Officer (principal financial officer) of

           FDP Series, Inc.

Date: February 3, 2017

3